Exhibit 99.2

LEGEND ENERGY CANADA LTD.

EVALUATION OF

OIL AND GAS PROPERTIES

December 31, 2011

TABLE OF CONTENTS

LETTER OF TRANSMITTAL

CERTIFICATE OF QUALIFICATIONS

INDEPENDENT PETROLEUM ENGINEERS CONSENT

SEC S-X RESERVES DEFINITIONS

TABLES	Table No.

Detailed Economic Summary – After Tax	1

Total Company Production and Revenue Forecasts

Total Proved Developed Producing Reserves
Reserves and Present Values by Property	2-A
Production and Revenue Forecasts	2-B

Total Proved Developed Reserves
Reserves and Present Values by Property	3-A
Production and Revenue Forecasts	3-B

Total Proved Reserves
Reserves and Present Values by Property	4-A
Production and Revenue Forecasts	4-B

Total Proved Plus Probable Additional Reserves
Reserves and Present Values by Property	5-A
Production and Revenue Forecasts	5-B

Constant Prices and Costs Assumptions	6

March 1, 2012

Legend Energy Canada Ltd.

Suite 230, 840 – 6th Avenue SW

Calgary, Alberta

T2P 3E5

Attention:	Mr. John Riad
Engineering Manager
Re:	Evaluation of the Oil and Gas Properties of Legend Energy Canada Ltd.

Dear Sir:

As requested, InSite Petroleum Consultants Ltd. (“InSite”) has prepared an evaluation of the oil and gas properties of Legend Energy Canada Ltd. (“the Company”). The properties evaluated are located in the Canadian provinces of Alberta and British Columbia. The effective date of the reserve estimates and cash flow forecasts presented in this report is December 31, 2011. The purpose of the report is to fulfill Securities and Exchange Commission (“SEC”) and financial institution reporting requirements.

The definitions utilized in this report are in accordance with SEC standards and Regulation S-X. In this report, gross (or Company share) reserves are defined as the total remaining recoverable reserves owned by the Company before deduction of any royalties. Net reserves are defined as those accruing to the Company after all interests owned by others including Crown and Freehold royalties have been deducted. The reserve definitions used in the report are presented in the “Definitions” section following this letter. Table 1 provides a summary of the Company’s working interest, royalty interest and net interest share of reserves as well as the future cash flow before and after income tax, undiscounted and discounted at 5, 10, 15, and 20 percent per annum. The reserves and present values detailed on an individual well basis are shown on Tables 2-A through 6-A, for the respective reserve categories. The total Company production and revenue forecasts, before and after income tax, are presented on Tables 2-B through 6-B.

Individual property evaluations were prepared in the context of belonging to a larger portfolio of properties. Due to the principal of aggregation of reserves, the total portfolio reserves estimate carries a higher degree of confidence than the estimates for the individual properties.

Constant prices were prepared based on posted prices of crude oil, natural gas, and natural gas liquids using a 12 month unweighted arithmetic average closing price of each commodity on the 1st day of each month from January 1, 2011 through December 1, 2011. A table of these prices is included as Table 7. All oil prices used in the evaluation have been adjusted from the reference price for quality and transportation; gas prices have been adjusted for heating value. Please note that the effects of any oil or gas hedging activities by the Company have not been included in this report.

Well abandonment costs (excluding reclamation costs) were included in the economic runs. Salvage value for existing equipment as well as costs to abandon suspended wells, producing wells with no remaining reserves assigned, and facilities have not been included in this evaluation and are to be disclosed separately by the Company.

All Company assets were evaluated in full detail. During the course of the evaluation, the Company provided InSite personnel with basic information including land data, well information, geological information, reservoir studies, estimates of on-stream dates, contract details, operating cost data, capital budget forecasts, operating statements, other financial data and future operating plans. The interests and financial data provided by the Company have been verified by InSite using the generally accepted evaluation practices. Additional engineering, geological or economic data used in the preparation of this report were obtained from public records, other operators and from InSite non-confidential files. InSite encountered no indications that the data was incomplete or inaccurate. Should evidence become available in the future suggesting that the data was incomplete or inaccurate, InSite reserves the right to revise the estimates based on new data. Similarly, the performance of the producing entities subsequent to the effective date of this report may necessitate upward or downward revisions to the reserves and production estimates.

The oil and gas reserves calculations and income projections upon which this report is based, were determined in accordance with generally accepted evaluation practices. In conducting our reserve analysis, proved reserve volumes were determined by volumetric, material balance, and production decline curve methods. The volumetric reserves were determined by reviewing all well logs, core, and geological data. Recovery factors were assigned after analyzing the performance of similar wells in the area. Historical well production was reviewed to determine reserves calculated by production decline curve analysis where sufficient historical data was available. The order of preference in choosing the methodology to be used was firstly production decline curve analysis or material balance where sufficient data was available for such analysis with volumetric calculations used where there was a lack of historical data.

This evaluation is based in part on prices, currency exchange rates and inflation which, in future, may differ materially from the forecasts utilized herein. In addition, changes in government policy and regulation may result in higher (or lower) royalties and taxes and the change may be material; therefore, the present values of revenues documented in this report do not necessarily represent the fair market value of the reserves evaluated. The reserve estimates presented in this report are considered reasonable as of the effective date of the report given the quality and quantity of data available; however, they should be accepted with the understanding that reservoir performance subsequent to the date of these estimates may necessitate revision, which may be material.

The following table summarizes the results and conclusions with respect to reserve estimates:

Legend Energy Canada Ltd.

Summary of Net Reserves – Constant Prices and Costs

	Net Remaining Reserves
	Crude Oil	NGL+ Cond.	Marketable Gas
	(Mstb)	(Mstb)	(MMcf)
Proved Producing	201.1	4.5	1,195.5
Proved Non-Producing	—	—	42.7
Proved Undeveloped	42.4	—	147.2

Total Proved	243.5	4.5	1,385.4

Probable	131.5	8.9	1,211.4

Total Proved plus Probable	374.9	13.4	2,596.9

InSite has concluded that all assumptions, data, methods, and procedures are appropriate for the purpose served by the report. A field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public sources, the files of the Company, and the appropriate provincial regulatory authorities. This report has been prepared for the exclusive use of Legend Energy Canada Ltd. and no part thereof should be reproduced, distributed, or made available to any other person, company, regulatory body, or organization without the complete context of the report and the knowledge and consent of InSite Petroleum Consultants Ltd.

If you have any questions related to this report, please contact our office at your convenience.

Yours very truly,

InSite Petroleum Consultants Ltd.

(signed) “L.K. Lindstrom”
L.K. Lindstrom, P. Eng. Managing Director

(signed) “J. Ed Hasiuk”
J. Ed Hasiuk, P. Geol. Senior Geologist

(signed) “R. Baribeau”
R. Baribeau, R.E.T. Senior Technologist

CERTIFICATION OF QUALIFICATION

I, Larry K. Lindstrom, Professional Engineer, of Suite 2000, 801 Sixth Avenue SW, Calgary, Alberta, hereby certify:

1.	I am a Senior Reservoir Engineer employed by InSite Petroleum Consultants Ltd., which Company did prepare an evaluation of the oil and gas properties of Legend Energy Canada Ltd. The effective date of this evaluation is December 31, 2011.

2.	I do not have, nor do I expect to receive, any direct or indirect interest in the securities of Legend Energy Canada Ltd. or its affiliated companies.

3.	That I attended the University of Saskatchewan in the years of 1969-73 and that I graduated with a Bachelor of Science Degree in Electrical Engineering, with post-graduate courses in Petroleum Engineering; that I am a registered Professional Engineer in the Province of Alberta; and that I have in excess of thirty-five years experience in the petroleum industry with over thirty years experience in the conduct of evaluation and engineering studies related to oil and gas fields.

4.	A personal field inspection of the properties was not made, however, such an inspection was not considered necessary in view of the information available from public information and records, the files of Legend Energy Canada Ltd. and the appropriate provincial regulatory authorities.

(signed) “L.K. Lindstrom”
L.K. Lindstrom, P. Eng.

CERTIFICATION OF QUALIFICATION

I, J. Ed Hasiuk, Professional Geologist, of Suite 2000, 801 Sixth Avenue SW, Calgary, Alberta, hereby certify:

1.	I am a Senior Geologist employed by InSite Petroleum Consultants Ltd., which Company did prepare an evaluation of the oil and gas properties of Legend Energy Canada Ltd. The effective date of this evaluation is December 31, 2011.

2.	I do not have, nor do I expect to receive, any direct or indirect interest in the securities of Legend Energy Canada Ltd. or its affiliated companies.

3.	I attended the University of Brandon and I graduated with a Bachelor of Science Degree in Geology in 1974; I am a registered Professional Geologist in the Province of Alberta; and that I have in excess of thirty years experience in the petroleum industry with over twenty years of experience in the conduct of evaluation and engineering/geological studies related to oil and gas fields.

4.	A personal field inspection of the properties was not made, however, such an inspection was not considered necessary in view of the information available from public information and records, the files of Legend Energy Canada Ltd. and the appropriate provincial regulatory authorities.

(signed) “J. Ed Hasiuk”
J. Ed Hasiuk, P. Geol.

CERTIFICATION OF QUALIFICATION

I, Robert Baribeau, Petroleum Engineering Technologist, of Suite 2000, 801 Sixth Avenue S.W., Calgary, Alberta, hereby certify:

1.	That I am a Senior Engineering Technologist employed by InSite Petroleum Consultants Ltd., which Company did prepare an evaluation of the oil and gas properties of Legend Energy Canada Ltd. The effective date of this evaluation is December 31, 2011.

2.	I do not have, nor do I expect to receive, any direct or indirect interest in the securities of Legend Energy Canada Ltd. or its affiliated companies.

3.	That I attended St. Lawrence College of Applied Arts and Technology in the years of 1972-75 and that I graduated with a Diploma in Mechanical Engineering Technology, that I am a Registered Engineering Technologist in the Province of Alberta; and that I have in excess of thirty years experience in the petroleum industry with thirty years of experience in the conduct of evaluation and engineering studies related to oil and gas fields.

4.	A personal field inspection of the properties was not made, however, such an inspection was not considered necessary in view of the information available from public information and records, the files of Legend Energy Canada Ltd. and the appropriate provincial regulatory authorities.

(signed) “R. Baribeau”
R. Baribeau, R.E.T.

INDEPENDENT PETROLEUM ENGINEERS CONSENT

The undersigned firm of Independent Petroleum Engineers, of Calgary, Alberta, Canada, knows that it is named as having prepared an evaluation of the oil and gas properties of Legend Energy Canada Ltd., dated March 1, 2012, and hereby gives its consent to the use of its name and to the use of the said estimates.

                   PERMIT TO PRACTICE

                   INSITE PETROLEUM CONSULTANTS LTD.

                    Signature: (signed) “L.K. Lindstrom”

                    Date: March 1, 2012

                    PERMIT NUMBER: P 5305

                The Association of Professional Engineers,
                  Geologists and Geophysicists of Alberta

InSite Petroleum Consultants Ltd. (signed) “L.K. Lindstrom” L.K. Lindstrom, P. Eng. Managing Director

From the Electronic Code of Federal Regulations

http://www.sec.gov/divisions/corpfin/ecfrlinks.shtml

PART 210—FORM AND CONTENT OF AND REQUIREMENTS FOR FINANCIAL STATEMENTS, SECURITIES ACT OF 1933, SECURITIES EXCHANGE ACT OF 1934, INVESTMENT COMPANY ACT OF 1940, INVESTMENT ADVISERS ACT OF 1940, AND ENERGY POLICY AND CONSERVATION ACT OF 1975

§ 210.4-10 Financial accounting and reporting for oil and gas producing activities pursuant to the Federal securities laws and the Energy Policy and Conservation Act of 1975.

This section prescribes financial accounting and reporting standards for registrants with the Commission engaged in oil and gas producing activities in filings under the Federal securities laws and for the preparation of accounts by persons engaged, in whole or in part, in the production of crude oil or natural gas in the United States, pursuant to section 503 of the Energy Policy and Conservation Act of 1975 (42 U.S.C. 6383) ( EPCA ) and section 11(c) of the Energy Supply and Environmental Coordination Act of 1974 (15 U.S.C. 796) ( ESECA ), as amended by section 505 of EPCA. The application of this section to those oil and gas producing operations of companies regulated for ratemaking purposes on an individual-company-cost-of-service basis may, however, give appropriate recognition to differences arising because of the effect of the ratemaking process.

Exemption. Any person exempted by the Department of Energy from any record-keeping or reporting requirements pursuant to section 11(c) of ESECA, as amended, is similarly exempted from the related provisions of this section in the preparation of accounts pursuant to EPCA. This exemption does not affect the applicability of this section to filings pursuant to the Federal securities laws.

Definitions

(a) Definitions. The following definitions apply to the terms listed below as they are used in this section:

(1) Acquisition of properties. Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers’ fees, recording fees, legal costs, and other costs incurred in acquiring properties.

(2) Analogous reservoir. Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i) Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii) Same environment of deposition;

(iii) Similar geological structure; and

(iv) Same drive mechanism.

Instruction to paragraph (a)(2): Reservoir properties must, in the aggregate, be no more favorable in the analog than in the reservoir of interest.

(3) Bitumen. Bitumen, sometimes referred to as natural bitumen, is petroleum in a solid or semi-solid state in natural deposits with a viscosity greater than 10,000 centipoise measured at original temperature in the deposit and atmospheric pressure, on a gas free basis. In its natural state it usually contains sulfur, metals, and other non-hydrocarbons.

(4) Condensate. Condensate is a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

(5) Deterministic estimate. The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

(7) Development costs. Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

(i) Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

(ii) Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

(iii) Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

(iv) Provide improved recovery systems.

(8) Development project. A development project is the means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field, or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.

(9) Development well. A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

(10) Economically producible. The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. The value of the products that generate revenue shall be determined at the terminal point of oil and gas producing activities as defined in paragraph (a)(16) of this section.

(11) Estimated ultimate recovery (EUR). Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.

(12) Exploration costs. Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in part as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

(i) Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or G&G costs.

(ii) Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

(iii) Dry hole contributions and bottom hole contributions.

(iv) Costs of drilling and equipping exploratory wells.

(v) Costs of drilling exploratory-type stratigraphic test wells.

(13) Exploratory well. An exploratory well is a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well as those items are defined in this section.

(14)	Extension well. An extension well is a well drilled to extend the limits of a known reservoir.

(15) Field. An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition. There may be two or more reservoirs in a field that are separated vertically by intervening impervious, strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms structural feature and stratigraphic condition are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

(16)	Oil and gas producing activities. (i) Oil and gas producing activities include:

(A) The search for crude oil, including condensate and natural gas liquids, or natural gas (“oil and gas”) in their natural states and original locations;

(B) The acquisition of property rights or properties for the purpose of further exploration or for the purpose of removing the oil or gas from such properties;

(C) The construction, drilling, and production activities necessary to retrieve oil and gas from their natural reservoirs, including the acquisition, construction, installation, and maintenance of field gathering and storage systems, such as:

(1) Lifting the oil and gas to the surface; and

(2) Gathering, treating, and field processing (as in the case of processing gas to extract liquid hydrocarbons); and

(D) Extraction of saleable hydrocarbons, in the solid, liquid, or gaseous state, from oil sands, shale, coalbeds, or other nonrenewable natural resources which are intended to be upgraded into synthetic oil or gas, and activities undertaken with a view to such extraction.

Instruction 1 to paragraph (a)(16)(i): The oil and gas production function shall be regarded as ending at a “terminal point”, which is the outlet valve on the lease or field storage tank. If unusual physical or operational circumstances exist, it may be appropriate to regard the terminal point for the production function as:

a. The first point at which oil, gas, or gas liquids, natural or synthetic, are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal; and

b. In the case of natural resources that are intended to be upgraded into synthetic oil or gas, if those natural resources are delivered to a purchaser prior to upgrading, the first point at which the natural resources are delivered to a main pipeline, a common carrier, a refinery, a marine terminal, or a facility which upgrades such natural resources into synthetic oil or gas.

Instruction 2 to paragraph (a)(16)(i): For purposes of this paragraph (a)(16), the term saleable hydrocarbons means hydrocarbons that are saleable in the state in which the hydrocarbons are delivered.

(ii) Oil and gas producing activities do not include:

(A) Transporting, refining, or marketing oil and gas;

(B) Processing of produced oil, gas or natural resources that can be upgraded into synthetic oil or gas by a registrant that does not have the legal right to produce or a revenue interest in such production;

(C) Activities relating to the production of natural resources other than oil, gas, or natural resources from which synthetic oil and gas can be extracted; or

(D) Production of geothermal steam.

(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi) Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv) See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.

(19) Probabilistic estimate. The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

(20) Production costs. (i) Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. They become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

(A) Costs of labor to operate the wells and related equipment and facilities.

(B) Repairs and maintenance.

(C) Materials, supplies, and fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

(D) Property taxes and insurance applicable to proved properties and wells and related equipment and facilities.

(E) Severance taxes.

(ii) Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

(21) Proved area. The part of a property to which proved reserves have been specifically attributed.

(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and

(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

(23) Proved properties. Properties with proved reserves.

(24) Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

(25) Reliable technology. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir ( i.e. , absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources ( i.e. , potentially recoverable resources from undiscovered accumulations).

(27) Reservoir. A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(28) Resources. Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

(29) Service well. A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(30) Stratigraphic test well. A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as “exploratory type” if not drilled in a known area or “development type” if drilled in a known area.

(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

(32) Unproved properties. Properties with no proved reserves.

Successful Efforts Method

(b) A reporting entity that follows the successful efforts method shall comply with the accounting and financial reporting disclosure requirements of FASB ASC Topic 932, Extractive Activities—Oil and Gas.

Full Cost Method

(c) Application of the full cost method of accounting. A reporting entity that follows the full cost method shall apply that method to all of its operations and to the operations of its subsidiaries, as follows:

(1) Determination of cost centers. Cost centers shall be established on a country-by-country basis.

(2) Costs to be capitalized. All costs associated with property acquisition, exploration, and development activities (as defined in paragraph (a) of this section) shall be capitalized within the appropriate cost center. Any internal costs that are capitalized shall be limited to those costs that can be directly identified with acquisition, exploration, and development activities undertaken by the reporting entity for its own account, and shall not include any costs related to production, general corporate overhead, or similar activities.

(3) Amortization of capitalized costs. Capitalized costs within a cost center shall be amortized on the unit-of-production basis using proved oil and gas reserves, as follows:

(i) Costs to be amortized shall include (A) all capitalized costs, less accumulated amortization, other than the cost of properties described in paragraph (ii) below; (B) the estimated future expenditures (based on current costs) to be incurred in developing proved reserves; and (C) estimated dismantlement and abandonment costs, net of estimated salvage values.

(ii) The cost of investments in unproved properties and major development projects may be excluded from capitalized costs to be amortized, subject to the following:

(A) All costs directly associated with the acquisition and evaluation of unproved properties may be excluded from the amortization computation until it is determined whether or not proved reserves can be assigned to the properties, subject to the following conditions:

(1) Until such a determination is made, the properties shall be assessed at least annually to ascertain whether impairment has occurred. Unevaluated properties whose costs are individually significant shall be assessed individually. Where it is not practicable to individually assess the amount of impairment of properties for which costs are not individually significant, such properties may be grouped for purposes of assessing impairment. Impairment may be estimated by applying factors based on historical experience and other data such as primary lease terms of the properties, average holding periods of unproved properties, and geographic and geologic data to groupings of individually insignificant properties and projects. The amount of impairment assessed under either of these methods shall be added to the costs to be amortized.

(2) The costs of drilling exploratory dry holes shall be included in the amortization base immediately upon determination that the well is dry.

(3) If geological and geophysical costs cannot be directly associated with specific unevaluated properties, they shall be included in the amortization base as incurred. Upon complete evaluation of a property, the total remaining excluded cost (net of any impairment) shall be included in the full cost amortization base.

(B) Certain costs may be excluded from amortization when incurred in connection with major development projects expected to entail significant costs to ascertain the quantities of proved reserves attributable to the properties under development (e.g., the installation of an offshore drilling platform from which development wells are to be drilled, the installation of improved recovery programs, and similar major projects undertaken in the expectation of significant additions to proved reserves). The amounts which may be excluded are applicable portions of (1) the costs that relate to the major development project and have not previously been included in the amortization base, and (2) the estimated future expenditures associated with the development project. The excluded portion of any common costs associated with the development project should be based, as is most appropriate in the circumstances, on a comparison of either ( i ) existing proved reserves to total proved reserves expected to be established upon completion of the project, or ( ii ) the number of wells to which proved reserves have been assigned and total number of wells expected to be drilled. Such costs may be excluded from costs to be amortized until the earlier determination of whether additional reserves are proved or impairment occurs.

(C) Excluded costs and the proved reserves related to such costs shall be transferred into the amortization base on an ongoing (well-by-well or property-by-property) basis as the project is evaluated and proved reserves established or impairment determined. Once proved reserves are established, there is no further justification for continued exclusion from the full cost amortization base even if other factors prevent immediate production or marketing.

(iii) Amortization shall be computed on the basis of physical units, with oil and gas converted to a common unit of measure on the basis of their approximate relative energy content, unless economic circumstances (related to the effects of regulated prices) indicate that use of units of revenue is a more appropriate basis of computing amortization. In the latter case, amortization shall be computed on the basis of current gross revenues (excluding royalty payments and net profits disbursements) from production in relation to future gross revenues, based on current prices (including consideration of changes in existing prices provided only by contractual arrangements), from estimated production of proved oil and gas reserves. The effect of a significant price increase during the year on estimated future gross revenues shall be reflected in the amortization provision only for the period after the price increase occurs.

(iv) In some cases it may be more appropriate to depreciate natural gas cycling and processing plants by a method other than the unit-of-production method.

(v) Amortization computations shall be made on a consolidated basis, including investees accounted for on a proportionate consolidation basis. Investees accounted for on the equity method shall be treated separately.

(4) Limitation on capitalized costs. (i) For each cost center, capitalized costs, less accumulated amortization and related deferred income taxes, shall not exceed an amount (the cost center ceiling) equal to the sum of:

(A) The present value of estimated future net revenues computed by applying current prices of oil and gas reserves (with consideration of price changes only to the extent provided by contractual arrangements) to estimated future production of proved oil and gas reserves as of the date of the latest balance sheet presented, less estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves computed using a discount factor of ten percent and assuming continuation of existing economic conditions; plus

(B) the cost of properties not being amortized pursuant to paragraph (i)(3)(ii) of this section; plus

(C) the lower of cost or estimated fair value of unproven properties included in the costs being amortized; less

(D) income tax effects related to differences between the book and tax basis of the properties referred to in paragraphs (i)(4)(i) (B) and (C) of this section.

(ii) If unamortized costs capitalized within a cost center, less related deferred income taxes, exceed the cost center ceiling, the excess shall be charged to expense and separately disclosed during the period in which the excess occurs. Amounts thus required to be written off shall not be reinstated for any subsequent increase in the cost center ceiling.

(5) Production costs. All costs relating to production activities, including workover costs incurred solely to maintain or increase levels of production from an existing completion interval, shall be charged to expense as incurred.

(6) Other transactions. The provisions of paragraph (h) of this section, “Mineral property conveyances and related transactions if the successful efforts method of accounting is followed,” shall apply also to those reporting entities following the full cost method except as follows:

(i) Sales and abandonments of oil and gas properties. Sales of oil and gas properties, whether or not being amortized currently, shall be accounted for as adjustments of capitalized costs, with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas attributable to a cost center. For instance, a significant alteration would not ordinarily be expected to occur for sales involving less than 25 percent of the reserve quantities of a given cost center. If gain or loss is recognized on such a sale, total capitalization costs within the cost center shall be allocated between the reserves sold and reserves retained on the same basis used to compute amortization, unless there are substantial economic differences between the properties sold and those retained, in which case capitalized costs shall be allocated on the basis of the relative fair values of the properties. Abandonments of oil and gas properties shall be accounted for as adjustments of capitalized costs; that is, the cost of abandoned properties shall be charged to the full cost center and amortized (subject to the limitation on capitalized costs in paragraph (b) of this section).

(ii) Purchases of reserves. Purchases of oil and gas reserves in place ordinarily shall be accounted for as additional capitalized costs within the applicable cost center; however, significant purchases of production payments or properties with lives substantially shorter than the composite productive life of the cost center shall be accounted for separately.

(iii) Partnerships, joint ventures and drilling arrangements. (A) Except as provided in paragraph (i)(6)(i) of this section, all consideration received from sales or transfers of properties in connection with partnerships, joint venture operations, or various other forms of drilling arrangements involving oil and gas exploration and development activities (e.g., carried interest, turnkey wells, management fees, etc.) shall be credited to the full cost account, except to the extent of amounts that represent reimbursement of organization, offering, general and administrative expenses, etc., that are identifiable with the transaction, if such amounts are currently incurred and charged to expense.

(B) Where a registrant organizes and manages a limited partnership involved only in the purchase of proved developed properties and subsequent distribution of income from such properties, management fee income may be recognized provided the properties involved do not require aggregate development expenditures in connection with production of existing proved reserves in excess of 10% of the partnership’s recorded cost of such properties. Any income not recognized as a result of this limitation would be credited to the full cost account and recognized through a lower amortization provision as reserves are produced.

(iv) Other services. No income shall be recognized in connection with contractual services performed (e.g. drilling, well service, or equipment supply services, etc.) in connection with properties in which the registrant or an affiliate (as defined in §210.1–02(b)) holds an ownership or other economic interest, except as follows:

(A) Where the registrant acquires an interest in the properties in connection with the service contract, income may be recognized to the extent the cash consideration received exceeds the related contract costs plus the registrant’s share of costs incurred and estimated to be incurred in connection with the properties. Ownership interests acquired within one year of the date of such a contract are considered to be acquired in connection with the service for purposes of applying this rule. The amount of any guarantees or similar arrangements undertaken as part of this contract should be considered as part of the costs related to the properties for purposes of applying this rule.

(B) Where the registrant acquired an interest in the properties at least one year before the date of the service contract through transactions unrelated to the service contract, and that interest is unaffected by the service contract, income from such contract may be recognized subject to the general provisions for elimination of inter-company profit under generally accepted accounting principles.

(C) Notwithstanding the provisions of paragraphs (i)(6)(iv) (A) and (B) of this section, no income may be recognized for contractual services performed on behalf of investors in oil and gas producing activities managed by the registrant or an affiliate. Furthermore, no income may be recognized for contractual services to the extent that the consideration received for such services represents an interest in the underlying property.

(D) Any income not recognized as a result of these rules would be credited to the full cost account and recognized through a lower amortization provision as reserves are produced.

(7) Disclosures. Reporting entities that follow the full cost method of accounting shall disclose all of the information required by paragraph (k) of this section, with each cost center considered as a separate geographic area, except that reasonable groupings may be made of cost centers that are not significant in the aggregate. In addition:

(i) For each cost center for each year that an income statement is required, disclose the total amount of amortization expense (per equivalent physical unit of production if amortization is computed on the basis of physical units or per dollar of gross revenue from production if amortization is computed on the basis of gross revenue).

(ii) State separately on the face of the balance sheet the aggregate of the capitalized costs of unproved properties and major development projects that are excluded, in accordance with paragraph (i)(3) of this section, from the capitalized costs being amortized. Provide a description in the notes to the financial statements of the current status of the significant properties or projects involved, including the anticipated timing of the inclusion of the costs in the amortization computation. Present a table that shows, by category of cost, (A) the total costs excluded as of the most recent fiscal year; and (B) the amounts of such excluded costs, incurred (1) in each of the three most recent fiscal years and (2) in the aggregate for any earlier fiscal years in which the costs were incurred. Categories of cost to be disclosed include acquisition costs, exploration costs, development costs in the case of significant development projects and capitalized interest.

(8) For purposes of this paragraph (c), the term “current price” shall mean the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Income Taxes

(d) Income taxes. Comprehensive interperiod income tax allocation by a method which complies with generally accepted accounting principles shall be followed for intangible drilling and development costs and other costs incurred that enter into the determination of taxable income and pretax accounting income in different periods.

[43 FR 60405, Dec. 27, 1978, as amended at 43 FR 60417, Dec. 27, 1978; 44 FR 57036, 57038, Oct. 9, 1979; 45 FR 27749, Apr. 24, 1980. Redesignated and amended at 45 FR 63669, Sept. 25, 1980; 47 FR 57913, Dec. 29, 1982; 48 FR 44200, Sept. 28, 1983; 49 FR 18473, May 1, 1984; 57 FR 45293, Oct. 1, 1992; 61 FR 30401, June 14, 1996; 74 FR 2190, Jan. 14, 2009; 76 FR 50119, Aug. 12, 2011]

RECONCILIATION DEFINITIONS

SEC REGULATION S-X

Revisions of Previous Estimates

Revisions represent changes in previous estimates of proved reserves either upward or downward, resulting from new information (except for an increase in proved acreage) normally obtained from development drilling and production history or resulting from a change in economic factors.

Development Well

A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

Extensions, Discoveries and Other Additions

Additions to proved reserves that result from extensions of the proved acreage of previously discovered (old) reservoirs through additional drilling in periods subsequent to discovery and discovery of new fields with proved reserves or of new reservoirs of proved reserves in old fields.

Improved Recovery

Changes in reserve estimates resulting from application of improved recovery techniques shall be separately shown if significant. If not significant, such changes should be included in Revisions of Previous Estimates.

Table 1

Legend Energy Canada Ltd.

DETAILED ECONOMIC SUMMARY

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Effective December 31, 2011		Canada
		PDP	PDNP	PU	PD+PU	Probable	P+P	Possible	P+P+Pos
Light and Medium Oil	Mbbl
Ultimate Remaining		569.7	0.0	43.7	613.4	298.4	911.8	306.2	1,218.0
WI Before Royalty		98.7	0.0	43.7	142.4	66.0	208.4	224.8	433.2
WI After Royalty		89.6	0.0	42.4	132.0	61.2	193.2	177.9	371.1
Royalty Interest		9.9	0.0	0.0	9.9	5.1	14.9	0.0	14.9
Total Net		99.4	0.0	42.4	141.9	66.3	208.2	177.9	386.1

Heavy Oil	Mbbl
Ultimate Remaining		3,986.3			3,986.3	2,519.0	6,505.3		6,505.3
WI Before Royalty		111.4			111.4	70.4	181.7		181.7
WI After Royalty		101.6			101.6	65.1	166.8		166.8
Royalty Interest		0.0			0.0	0.0	0.0		0.0
Total Net		101.6			101.6	65.1	166.8		166.8

Total Oil	Mbbl
Ultimate Remaining		4,556.0	0.0	43.7	4,599.7	2,817.4	7,417.1	306.2	7,723.3
WI Before Royalty		210.1	0.0	43.7	253.8	136.4	390.2	224.8	615.0
WI After Royalty		191.2	0.0	42.4	233.6	126.4	360.0	177.9	537.9
Royalty Interest		9.9	0.0	0.0	9.9	5.1	14.9	0.0	14.9
Total Net		201.1	0.0	42.4	243.5	131.5	374.9	177.9	552.8

Sales Gas	MMcf
Ultimate Remaining		6,762.7	374.0	157.7	7,294.4	4,390.2	11,684.7	0.0	11,684.7
WI Before Royalty		1,441.8	40.7	157.7	1,640.2	1,431.6	3,071.8	0.0	3,071.8
WI After Royalty		1,187.1	33.4	147.2	1,367.7	1,207.8	2,575.5	0.0	2,575.5
Royalty Interest		8.4	9.3	0.0	17.7	3.7	21.4	0.0	21.4
Total Net		1,195.5	42.7	147.2	1,385.4	1,211.4	2,596.9	0.0	2,596.9

NGLs	Mbbl
Ultimate Remaining		16.0	0.6	0.0	16.6	80.3	96.9	0.0	96.9
WI Before Royalty		6.1	0.0	0.0	6.1	11.8	17.9	0.0	17.9
WI After Royalty		4.4	0.0	0.0	4.4	8.9	13.3	0.0	13.3
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.1
Total Net		4.5	0.0	0.0	4.5	8.9	13.4	0.0	13.4

Sulphur	Mlt
Ultimate Remaining		0.0	0.0	0.0	0.0	0.1	0.1	0.0	0.1
WI Before Royalty		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
WI After Royalty		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total Net		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

MBOE	Mboe
Ultimate Remaining		5,699.1	62.9	70.0	5,832.1	3,629.4	9,461.4	306.2	9,767.6
WI Before Royalty		456.4	6.8	70.0	533.2	386.8	920.0	224.8	1,144.8
WI After Royalty		393.5	5.6	66.9	466.0	336.6	802.6	177.9	980.5
Royalty Interest		11.3	1.6	0.0	12.9	5.7	18.6	0.0	18.6
Total Net		404.8	7.1	66.9	478.9	342.3	821.2	177.9	999.0

Net Present Values - BTAX	M$
Undiscounted		12,020.4	9.1	188.4	12,217.9	8,113.9	20,331.8	11,576.6	31,908.4
Discounted at 5%		9,116.0	8.3	476.0	9,600.3	5,053.6	14,653.9	9,444.9	24,098.8
Discounted at 10%		7,372.1	7.9	434.3	7,814.2	3,474.3	11,288.5	7,890.0	19,178.5
Discounted at 15%		6,224.4	7.7	303.0	6,535.1	2,557.9	9,093.0	6,708.6	15,801.7
Discounted at 20%		5,416.3	7.5	158.1	5,581.9	1,975.6	7,557.6	5,783.4	13,340.9

Net Present Values - ATAX (Tax Pools)	M$
Undiscounted		12,020.4	9.1	72.1	12,101.6	7,134.3	19,236.0	8,704.6	27,940.5
Discounted at 5%		9,116.0	8.3	366.2	9,490.5	4,332.8	13,823.4	7,042.2	20,865.6
Discounted at 10%		7,372.1	7.9	330.2	7,710.1	2,913.2	10,623.3	5,836.9	16,460.2
Discounted at 15%		6,224.4	7.7	204.1	6,436.2	2,101.9	8,538.1	4,924.9	13,463.0
Discounted at 20%		5,416.3	7.5	63.8	5,487.6	1,592.9	7,080.5	4,213.0	11,293.5

Light & Medium Oil includes Shale Oil. Heavy Oil Includes Ultra Heavy in Alberta and Bitumen. Sales Gas includes Solution gas, Associated and Non- Associated gas, Coalbed Methane, Shale gas and Hydrates.

Report Time: Thu, 01 Mar 2012 13:18 Working Data Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) Hierarchy: Reserves DB: Legend (2010) : mosaic11 Version: 2010.10.4908

Table 2-A

Legend Energy Canada Ltd.

DETAILED RESERVES AND PRESENT VALUE

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Canada

Effective December 31, 2011					Proved Developed Producing
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Canada

Alberta

Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	PDP	0.0	0.0	0.0	177.5	0.0	164.2	0.0	0.0	0.0	29.6	0.0	27.4	238.2	229.8	222.1

Berwyn				0.0	0.0	0.0	177.5	0.0	164.2	0.0	0.0	0.0	29.6	0.0	27.4	238.2	229.8	222.1

Joarcam
00/13-10-047-20W4/0	Viking	40.00	PDP	6.4	0.0	5.5	0.0	0.0	0.0	0.0	0.0	0.0	6.4	0.0	5.5	74.8	68.4	62.9

Joarcam				6.4	0.0	5.5	0.0	0.0	0.0	0.0	0.0	0.0	6.4	0.0	5.5	74.8	68.4	62.9

Lea Park
02/02-32-054-03W4/0	MCLAREN	25.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
02/02-32-054-03W4/2	GRAND RAPIDS	25.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Lea Park				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	PDP	0.0	0.0	0.0	368.2	0.0	333.0	0.4	0.0	0.3	61.8	0.0	55.8	469.6	405.0	354.9
00/16-30-038-02W5/0	ELLERSLIE	62.78	PDP	0.0	0.0	0.0	39.9	0.0	37.5	1.9	0.0	1.3	8.6	0.0	7.5	49.8	48.1	46.3
00/02-25-038-03W5/2	OSTRACOD	46.50	PDP	0.0	0.0	0.0	13.3	0.0	10.3	1.2	0.0	0.9	3.4	0.0	2.6	16.5	16.6	16.6
02/02-25-038-03W5/2	MANNVILLE	72.83	PDP	0.0	0.0	0.0	13.3	0.0	10.3	0.8	0.0	0.7	3.1	0.0	2.4	7.7	8.4	9.0
02/06-21-039-01W5/2	COLONY	75.00	PDP	0.0	0.0	0.0	66.1	0.0	54.4	1.0	0.0	0.9	12.1	0.0	9.9	43.6	42.4	41.1

Medicine River				0.0	0.0	0.0	500.8	0.0	445.5	5.5	0.0	4.0	88.9	0.0	78.2	587.2	520.5	468.0

Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	PDP	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	9.0	8.0	7.2
00/02-11-087-09W5/2	GRANITE WASH	3.64	PDP	0.0	2.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0	2.0	176.3	164.0	153.8
00/03-11-087-09W5/0	GRANITE WASH	2.55	PDP	0.0	1.5	1.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.5	1.5	113.8	96.4	83.8
00/07-11-087-09W5/0	GRANITE WASH	3.18	PDP	0.0	2.5	2.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.5	2.5	203.0	179.9	162.4
00/08-11-087-09W5/0	GRANITE WASH	2.75	PDP	0.0	2.1	2.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.1	2.1	162.1	137.9	120.7
00/09-11-087-09W5/0	GRANITE WASH	2.51	PDP	0.0	1.5	1.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.5	1.5	113.2	93.7	80.0

Red Earth				0.0	9.8	9.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9.8	9.8	777.4	679.8	608.0

Swan Hills
00/16-36-064-10W5/2	Beaverhill Lake	100.00	PDP	57.0	0.0	50.0	0.0	0.0	0.0	0.0	0.0	0.0	57.0	0.0	50.0	2,312.0	1,664.1	1,294.2

Swan Hills				57.0	0.0	50.0	0.0	0.0	0.0	0.0	0.0	0.0	57.0	0.0	50.0	2,312.0	1,664.1	1,294.2

Wildmere
Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	PDP	111.4	0.0	101.6	33.0	0.0	31.0	0.0	0.0	0.0	116.9	0.0	106.8	3,018.4	2,425.0	2,021.8

Wildmere				111.4	0.0	101.6	33.0	0.0	31.0	0.0	0.0	0.0	116.9	0.0	106.8	3,018.4	2,425.0	2,021.8

Alberta				174.7	9.8	167.0	711.4	0.0	640.6	5.5	0.0	4.0	298.8	9.8	277.7	7,008.0	5,587.7	4,677.0

British Columbia

Boundary Lake
00/14-07-084-13W6/0	BOUNDARY LAKE	1.22	PDP	0.4	0.0	0.3	0.0	0.0	0.0	0.0	0.0	0.0	0.4	0.0	0.3	22.5	19.6	17.4
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	PDP	3.0	0.0	2.9	2.3	0.0	1.9	0.2	0.0	0.2	3.6	0.0	3.4	146.2	123.8	107.3
00/06-07-084-14W6/0	BOUNDARY LAKE	13.29	PDP	1.3	0.0	1.2	0.0	0.0	0.0	0.0	0.0	0.0	1.3	0.0	1.2	52.0	48.4	45.2
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	PDP	3.6	0.0	3.4	1.1	0.0	1.0	0.1	0.0	0.1	3.9	0.0	3.6	173.6	140.4	117.8
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	PDP	0.8	0.0	0.8	0.4	0.0	0.4	0.0	0.0	0.0	0.9	0.0	0.9	42.6	37.8	34.0

Boundary Lake				9.1	0.0	8.5	3.8	0.0	3.3	0.4	0.0	0.3	10.1	0.0	9.4	436.9	370.0	321.8

Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	PDP	0.0	0.0	0.0	441.5	0.0	332.1	0.0	0.0	0.0	73.6	0.0	55.4	381.3	341.5	309.6

Report Time: Thu, 01 Mar 2012 13:19 Working Data Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) Hierarchy: Reserves DB: Legend (2010) : mosaic11 Version: 2010.10.4908

Table 2-A

Legend Energy Canada Ltd.

DETAILED RESERVES AND PRESENT VALUE

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Canada

Effective December 31, 2011						Proved Developed Producing
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	PDP	0.0	0.0	0.0	87.3	0.0	65.6	0.0	0.0	0.0	14.5	0.0	10.9	36.8	35.5	34.2
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	PDP	0.0	0.0	0.0	131.5	0.0	99.0	0.0	0.0	0.0	21.9	0.0	16.5	94.5	85.7	78.4

Clarke Lake				0.0	0.0	0.0	660.3	0.0	496.7	0.0	0.0	0.0	110.1	0.0	82.8	512.6	462.7	422.2
Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	PDP	0.0	0.0	0.0	63.3	0.0	44.1	0.2	0.0	0.1	10.7	0.0	7.5	68.4	61.4	55.8
00/16-08-083-18W6/2	BALDONNEL	7.50	PDP	0.0	0.0	0.0	0.0	8.4	8.4	0.0	0.0	0.0	0.0	1.4	1.4	22.4	20.7	19.3

Fort St John				0.0	0.0	0.0	63.3	8.4	52.5	0.2	0.0	0.2	10.7	1.4	8.9	90.7	82.1	75.1
Inga
00/16-19-085-23W6/0	INGA SAND	90.30	PDP	26.2	0.1	25.6	0.0	0.0	0.0	0.0	0.0	0.0	26.2	0.1	25.6	1,066.4	868.2	727.2

Inga				26.2	0.1	25.6	0.0	0.0	0.0	0.0	0.0	0.0	26.2	0.1	25.6	1,066.4	868.2	727.2
Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	PDP	0.0	0.0	0.0	2.9	0.0	2.4	0.0	0.0	0.0	0.5	0.0	0.4	1.4	1.3	1.3

Umbach				0.0	0.0	0.0	2.9	0.0	2.4	0.0	0.0	0.0	0.5	0.0	0.4	1.4	1.3	1.3

British Columbia				35.3	0.1	34.1	730.4	8.4	554.9	0.6	0.0	0.5	157.6	1.5	127.1	2,108.1	1,784.4	1,547.5

Canada				210.1	9.9	201.1	1,441.8	8.4	1,195.5	6.1	0.0	4.5	456.4	11.3	404.8	9,116.0	7,372.1	6,224.4

Total				210.1	9.9	201.1	1,441.8	8.4	1,195.5	6.1	0.0	4.5	456.4	11.3	404.8	9,116.0	7,372.1	6,224.4

Report Time: Thu, 01 Mar 2012 13:19 Working Data Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) Hierarchy: Reserves DB: Legend (2010) : mosaic11 Version: 2010.10.4908

Table 2-B

Legend Energy Canada Ltd.

CASH FLOW TAX POOL

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Selection : Canada

    Effective December 31, 2011                                                  Total Proved Developed Producing Reserves

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volume Mbbl	WI Volume Mbbl	RI Volume Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2012	93.0	1,319	482.6	19.7	2.7	84.81	1,899	12.0	3,758	1,375.3	348.7	2.7	2.99	1,051	0.0	0.00	218	227
2013	93.0	1,191	434.8	18.1	1.7	84.49	1,676	12.0	3,074	1,121.9	265.4	2.3	2.95	789	0.0	0.00	174	180
2014	93.0	1,082	394.8	16.8	1.1	84.32	1,514	11.0	2,546	929.2	209.6	1.9	2.92	618	0.0	0.00	144	148
2015	93.0	986	360.0	15.6	0.9	84.25	1,389	11.0	2,105	768.3	162.3	1.6	2.88	473	0.0	0.00	119	122
2016	93.0	902	330.3	14.5	0.7	84.23	1,285	7.0	1,506	551.3	113.8	0.0	2.90	330	0.0	0.00	93	95
2017	93.0	828	302.3	13.5	0.6	84.21	1,185	7.0	1,282	468.0	96.7	0.0	2.91	281	0.0	0.00	82	84
2018	92.0	760	277.4	12.5	0.5	84.17	1,091	5.0	1,054	384.8	72.3	0.0	2.82	204	0.0	0.00	67	69
2019	91.0	701	256.0	11.6	0.4	84.15	1,012	5.0	902	329.3	61.7	0.0	2.83	175	0.0	0.00	60	61
2020	90.0	647	236.7	10.9	0.3	84.13	940	4.0	744	272.2	52.7	0.0	2.85	150	0.0	0.00	54	55
2021	89.0	597	217.9	9.8	0.2	83.82	843	3.0	478	174.4	39.5	0.0	2.93	116	0.0	0.00	45	46

Sub			3,292.7	143.1	9.1	84.31	12,833			6,374.8	1,422.6	8.4	2.93	4,186	0.0	0.00
Rem			1,263.2	67.0	0.8	85.26	5,775			387.9	19.2	0.0	2.99	57	0.0	0.00
Total			4,556.0	210.1	9.9	84.61	18,608			6,762.7	1,441.8	8.4	2.93	4,243	0.0	0.00

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/ bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2012	622.7	9.4	99.71	63.0	0.0	0.0	0.00	0.0	819.3	0.0	47.72	39.1	501.4	0.0	62.19	31.2	1,943.4	9.4	1,459.2
2013	452.4	7.9	99.74	45.9	0.0	0.0	0.00	0.0	468.4	0.0	47.28	22.1	306.3	0.0	62.89	19.3	1,227.1	7.9	910.6
2014	365.7	6.6	99.77	37.1	0.0	0.0	0.00	0.0	334.6	0.0	47.01	15.7	227.5	0.0	63.24	14.4	927.7	6.6	683.5
2015	297.1	5.5	99.74	30.2	0.0	0.0	0.00	0.0	267.7	0.0	46.97	12.6	184.9	0.0	62.95	11.6	749.7	5.5	549.8
2016	198.2	0.0	99.57	19.7	0.0	0.0	0.00	0.0	163.0	0.0	46.74	7.6	122.5	0.0	61.71	7.6	483.7	0.0	342.9
2017	171.3	0.0	99.61	17.1	0.0	0.0	0.00	0.0	141.4	0.0	46.75	6.6	106.1	0.0	61.63	6.5	418.8	0.0	296.6
2018	41.6	0.0	97.46	4.1	0.0	0.0	0.00	0.0	15.4	0.0	44.71	0.7	13.7	0.0	38.99	0.5	70.6	0.0	48.1
2019	35.8	0.0	97.51	3.5	0.0	0.0	0.00	0.0	13.5	0.0	44.71	0.6	12.0	0.0	39.09	0.5	61.3	0.0	41.7
2020	30.6	0.0	97.65	3.0	0.0	0.0	0.00	0.0	10.9	0.0	44.81	0.5	9.8	0.0	40.30	0.4	51.2	0.0	34.5
2021	26.4	0.0	97.69	2.6	0.0	0.0	0.00	0.0	9.6	0.0	44.80	0.4	8.6	0.0	40.22	0.3	44.7	0.0	30.1

Sub	2,241.8	29.5	99.58	226.2	0.0	0.0	0.00	0.0	2,243.7	0.0	47.24	106.0	1,492.8	0.0	61.84	92.3	5,978.3	29.5	4,397.0
Rem	24.5	0.0	94.31	2.3	0.0	0.0	0.00	0.0	28.9	0.0	43.87	1.3	23.5	0.0	27.14	0.6	76.9	0.0	58.1
Total	2,266.3	29.5	99.53	228.5	0.0	0.0	0.00	0.0	2,272.6	0.0	47.19	107.3	1,516.3	0.0	61.30	93.0	6,055.2	29.5	4,455.2

CASH FLOW BTAX

	Company Revenue	Crown Royalty	Freehold Royalty	ORR Royalty	Mineral Tax	Total Royalty Burden	Net Rev After Royalties	Other Income	Sask Corp Cap Tax	Fixed Oper Expense	Variable Operating Expense	Other Expenses	Total Operating Costs	Abandon Cost & Salvage	Net Operating Income	Total Investment	NET Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	%	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	3,083	320.6	34.4	49.8	3.3	13	2,675	0.0	0.0	580.7	315.6	0.9	897.2	0.0	1,778	98.7	1,679	1,679	1,606
2013	2,553	261.8	19.7	42.5	1.8	13	2,227	0.0	0.0	509.8	243.8	0.8	754.4	21.3	1,451	0.0	1,451	3,130	1,260
2014	2,200	219.5	14.0	37.5	1.2	12	1,927	0.0	0.0	500.2	198.4	0.7	699.3	0.0	1,228	0.0	1,228	4,358	969
2015	1,916	183.7	10.9	33.4	0.9	12	1,687	0.0	0.0	482.1	159.5	0.6	642.1	51.2	993	0.0	993	5,352	712
2016	1,649	148.1	5.9	29.2	0.5	11	1,466	0.0	0.0	430.7	126.3	0.0	557.0	0.0	909	0.0	909	6,260	592
2017	1,496	125.5	5.0	26.7	0.4	11	1,339	0.0	0.0	430.7	113.4	0.0	544.1	34.7	760	0.0	760	7,020	450
2018	1,300	101.3	0.0	24.0	0.0	10	1,174	0.0	0.0	384.2	91.1	0.0	475.3	5.6	694	0.0	694	7,714	373
2019	1,191	86.0	0.0	22.1	0.0	9	1,083	0.0	0.0	382.9	82.9	0.0	465.9	4.1	613	0.0	613	8,327	300
2020	1,093	73.1	0.0	20.4	0.0	9	1,000	0.0	0.0	380.7	68.2	0.0	449.0	3.9	547	0.0	547	8,874	243
2021	962	58.3	0.0	16.3	0.0	8	888	0.0	0.0	354.7	51.7	0.0	406.4	19.0	462	0.0	462	9,337	187

Sub	17,444	1,577.8	89.9	301.8	8.1	11	15,466	0.0	0.0	4,436.9	1,451.0	3.0	5,890.8	139.8	9,435	98.7	9,337	9,337	6,692
Rem	5,836	230.2	0.0	135.3	0.0	6	5,471	0.0	0.0	2,396.3	211.4	0.0	2,607.7	179.1	2,684	0.0	2,684	12,020	680
Total	23,280	1,808.0	89.9	437.1	8.1	10	20,937	0.0	0.0	6,833.2	1,662.4	3.0	8,498.5	318.9	12,119	98.7	12,020	12,020	7,372

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	3.7
RLI (Principal Product)	5.6
Reserves Life	27.0
RLI (BOE)	5.6

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	4,556	210	220	201
Gas (MMcf)	6,763	1,442	1,450	1,196
Gas (Mboe)	1,127	240	242	199
*NGL (bbl)	9,055	3,789	3,789	2,872
Cond (bbl)	6,992	2,266	2,296	1,583

Total (boe)	5,699,125	456,405	467,715	404,774
*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	M$	M$	M$	$/BOE
0	12,119	98.7	12,020	25.70
5	9,211	95.3	9,116	19.49
8	8,070	93.4	7,977	17.05
10	7,464	92.2	7,372	15.76
15	6,314	89.3	6,224	13.31
20	5,503	86.6	5,416	11.58

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	434.97	434.97
Cost Of Reserves	$/BOE	0.21	0.21
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX		ATAX
		Unrisked	Risked	Unrisked	Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		74.7	74.7	74.7	56.0
NPV/Disc Invest		80.0	80.0	80.0	60.0
NPV/DIS Cap Exposure		110.0	110.0	110.0	82.5
NPV/BOEPD	(M$/boepd)	32.5	32.5	32.5	24.4

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI		Co. Share
		Unrisked	Risked	Unrisked	Risked
Prod (3 Mo Ave)	(BOEPD)	237.16	237.16	247.42	247.42
Prod (12 Mo Ave)	(BOEPD)	218.28	218.28	226.99	226.99
Price	($/BOE)	35.37	35.37	37.19	37.19
Royalties	($/BOE)	5.12	5.12	4.92	4.92
Operating Costs	($/BOE)	11.25	11.25	10.82	10.82
NetBack	($/BOE)	22.30	22.30	21.45	21.45
Recycle Ratio	(ratio)	103.09	103.09	101.59	101.59

Report Time: Thu, 01 Mar 2012 13:18 Working Data

Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) - uses Forecast (Price Deck:

Dec 31, 2011 Constant (SEC Compliant))

Hierarchy: Reserves

Table 2-B

Legend Energy Canada Ltd.

CASH FLOW TAX POOL

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Selection : Canada

    Effective December 31, 2011                                                 Total Proved Developed Producing Reserves

CASH FLOW ATAX

	Income Before Tax Loss	Tax Loss Generated	Tax Loss Claim	Federal Taxable Income	Basic Federal Tax	Federal M&P Tax Credit	Federal Surtax	Invest Tax Credit	Federal Income Tax	Attributed Royalty Income	Provincial Taxable Income	Basic Provincial Tax	Provincial M&P Tax Credit	Provincial Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	-363.0	363.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,679	1,679	1,679	1,606
2013	-374.8	374.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,451	1,451	3,130	1,260
2014	-328.3	328.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,228	1,228	4,358	969
2015	-342.0	342.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	993	993	5,352	712
2016	-244.4	244.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	909	909	6,260	592
2017	-241.1	241.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	760	760	7,020	450
2018	-179.8	179.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	694	694	7,714	373
2019	-152.3	152.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	613	613	8,327	300
2020	-126.4	126.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	547	547	8,874	243
2021	-132.0	132.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	462	462	9,337	187

Sub	-2,484.1	2,484.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,337	9,337	9,337	6,692
Rem	-2,254.2	2,254.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,684	2,684	12,020	680
Total	-4,738.4	4,738.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,020	12,020	12,020	7,372

TAXABLE INCOME

	Resource Revenue	Resource Royalty	Plus Non- Deduct Royalty	Resource Allowance	Resource Operating Cost	Resource CCA	Resource Overhead	Net Production Royalty	Net Resource Royalty Income	Net Other Resource Income	COGPE	CDE	CEE	Depletion Allowance	Resource Taxable Income
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	2,820	323.9	0.0	0.0	896.3	756.3	0.0	0.0	178.3	0.0	1,384.7	0.0	0.0	0.0	-363.0
2013	2,387	263.5	0.0	0.0	775.0	579.6	0.0	0.0	102.7	0.0	1,246.2	0.0	0.0	0.0	-374.8
2014	2,087	220.7	0.0	0.0	698.6	434.7	0.0	0.0	60.8	0.0	1,121.6	0.0	0.0	0.0	-328.3
2015	1,829	184.7	0.0	0.0	692.8	326.0	0.0	0.0	41.9	0.0	1,009.4	0.0	0.0	0.0	-342.0
2016	1,583	148.6	0.0	0.0	557.0	244.5	0.0	0.0	31.4	0.0	908.5	0.0	0.0	0.0	-244.4
2017	1,443	125.9	0.0	0.0	578.8	183.4	0.0	0.0	22.2	0.0	817.7	0.0	0.0	0.0	-241.1
2018	1,257	101.3	0.0	0.0	480.9	137.5	0.0	0.0	19.1	0.0	735.9	0.0	0.0	0.0	-179.8
2019	1,156	86.0	0.0	0.0	470.0	103.2	0.0	0.0	13.4	0.0	662.3	0.0	0.0	0.0	-152.3
2020	1,065	73.1	0.0	0.0	452.9	77.4	0.0	0.0	8.5	0.0	596.1	0.0	0.0	0.0	-126.4
2021	940	58.3	0.0	0.0	425.4	58.0	0.0	0.0	6.6	0.0	536.5	0.0	0.0	0.0	-132.0

Sub	16,564	1,585.9	0.0	0.0	6,027.6	2,900.7	0.0	0.0	484.9	0.0	9,018.8	0.0	0.0	0.0	-2,484.1
Rem	5,764	230.2	0.0	0.0	2,786.8	174.1	0.0	0.0	-63.1	0.0	4,763.9	0.0	0.0	0.0	-2,254.2
Total	22,328	1,816.2	0.0	0.0	8,814.5	3,074.7	0.0	0.0	421.8	0.0	13,782.8	0.0	0.0	0.0	-4,738.4

TAX LOSS POOL

	Net Processing Income	Class 41 CCA	Processing Overhead	M&P Taxable Income	Other Business Income	Class 1 CCA	Class 2 CCA	Non Resource Overhead	Other Taxable Income	Overhead to CEE	Overhead to CDE	COGPE Pool	CDE Pool	CEE Pool	Depletion Pool	Acri Pool	Tax Loss Pool
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	0.0	12.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,462.3	0.0	0.0	0.0	0.0	363.0
2013	0.0	21.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,216.1	0.0	0.0	0.0	0.0	737.8
2014	0.0	16.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	10,094.5	0.0	0.0	0.0	0.0	1,066.1
2015	0.0	12.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,085.0	0.0	0.0	0.0	0.0	1,408.1
2016	0.0	9.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8,176.5	0.0	0.0	0.0	0.0	1,652.5
2017	0.0	6.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7,358.9	0.0	0.0	0.0	0.0	1,893.6
2018	0.0	5.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6,623.0	0.0	0.0	0.0	0.0	2,073.4
2019	0.0	3.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,960.7	0.0	0.0	0.0	0.0	2,225.7
2020	0.0	2.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,364.6	0.0	0.0	0.0	0.0	2,352.1
2021	0.0	2.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,828.2	0.0	0.0	0.0	0.0	2,484.1

Sub	0.0	92.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,828.2	0.0	0.0	0.0	0.0	2,484.1
Rem	0.0	6.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64.2	0.0	0.0	0.0	0.0	4,738.4
Total	0.0	98.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64.2	0.0	0.0	0.0	0.0	4,738.4

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,119	98.7	12,020	25.70
5	9,211	95.3	9,116	19.49
8	8,070	93.4	7,977	17.05
10	7,464	92.2	7,372	15.76
15	6,314	89.3	6,224	13.31
20	5,503	86.6	5,416	11.58

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,976.00
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	13,847.00
CDE Pool	0.00
CEE Pool	0.00
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	0.00

Report Time: Thu, 01 Mar 2012 13:18 Working Data

Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) - uses Forecast (Price Deck:

Dec 31, 2011 Constant (SEC Compliant))

Hierarchy: Reserves

Table 3-A

Legend Energy Canada Ltd.

DETAILED RESERVES AND PRESENT VALUE

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Canada

Effective December 31, 2011 Proved Developed
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$

Canada

Alberta

Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	PDP	0.0	0.0	0.0	177.5	0.0	164.2	0.0	0.0	0.0	29.6	0.0	27.4	238.2	229.8	222.1

Berwyn				0.0	0.0	0.0	177.5	0.0	164.2	0.0	0.0	0.0	29.6	0.0	27.4	238.2	229.8	222.1

Joarcam
00/13-10-047-20W4/0	Viking	40.00	PDP	6.4	0.0	5.5	0.0	0.0	0.0	0.0	0.0	0.0	6.4	0.0	5.5	74.8	68.4	62.9

Joarcam				6.4	0.0	5.5	0.0	0.0	0.0	0.0	0.0	0.0	6.4	0.0	5.5	74.8	68.4	62.9

Joffre
00/09-30-039-26W4/2	Ellerslie	3.19	PDNP	0.0	0.0	0.0	0.0	9.3	9.3	0.0	0.0	0.0	0.0	1.6	1.6	10.4	9.2	8.3

Joffre				0.0	0.0	0.0	0.0	9.3	9.3	0.0	0.0	0.0	0.0	1.6	1.6	10.4	9.2	8.3

Lea Park
02/02-32-054-03W4/0	MCLAREN	25.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
02/02-32-054-03W4/2	GRAND RAPIDS	25.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Lea Park				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Little Bow
00/15-25-014-21W4/0	BOW ISLAND	50.00	PDNP	0.0	0.0	0.0	26.2	0.0	21.5	0.0	0.0	0.0	4.4	0.0	3.6	-0.9	-0.4	0.0
00/07-36-014-21W4/2	BOW ISLAND	50.00	PDNP	0.0	0.0	0.0	14.5	0.0	11.9	0.0	0.0	0.0	2.4	0.0	2.0	-1.2	-0.9	-0.7

Little Bow				0.0	0.0	0.0	40.7	0.0	33.4	0.0	0.0	0.0	6.8	0.0	5.6	-2.1	-1.3	-0.7

Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	PDP	0.0	0.0	0.0	368.2	0.0	333.0	0.4	0.0	0.3	61.8	0.0	55.8	469.6	405.0	354.9
00/16-30-038-02W5/0	ELLERSLIE	62.78	PDP	0.0	0.0	0.0	39.9	0.0	37.5	1.9	0.0	1.3	8.6	0.0	7.5	49.8	48.1	46.3
00/02-25-038-03W5/2	OSTRACOD	46.50	PDP	0.0	0.0	0.0	13.3	0.0	10.3	1.2	0.0	0.9	3.4	0.0	2.6	16.5	16.6	16.6
02/02-25-038-03W5/2	MANNVILLE	72.83	PDP	0.0	0.0	0.0	13.3	0.0	10.3	0.8	0.0	0.7	3.1	0.0	2.4	7.7	8.4	9.0
02/06-21-039-01W5/2	COLONY	75.00	PDP	0.0	0.0	0.0	66.1	0.0	54.4	1.0	0.0	0.9	12.1	0.0	9.9	43.6	42.4	41.1

Medicine River				0.0	0.0	0.0	500.8	0.0	445.5	5.5	0.0	4.0	88.9	0.0	78.2	587.2	520.5	468.0

Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	PDP	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	9.0	8.0	7.2
00/02-11-087-09W5/2	GRANITE WASH	3.64	PDP	0.0	2.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0	2.0	176.3	164.0	153.8
00/03-11-087-09W5/0	GRANITE WASH	2.55	PDP	0.0	1.5	1.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.5	1.5	113.8	96.4	83.8
00/07-11-087-09W5/0	GRANITE WASH	3.18	PDP	0.0	2.5	2.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.5	2.5	203.0	179.9	162.4
00/08-11-087-09W5/0	GRANITE WASH	2.75	PDP	0.0	2.1	2.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.1	2.1	162.1	137.9	120.7
00/09-11-087-09W5/0	GRANITE WASH	2.51	PDP	0.0	1.5	1.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.5	1.5	113.2	93.7	80.0

Red Earth				0.0	9.8	9.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9.8	9.8	777.4	679.8	608.0

Swan Hills
00/16-36-064-10W5/2	Beaverhill Lake	100.00	PDP	57.0	0.0	50.0	0.0	0.0	0.0	0.0	0.0	0.0	57.0	0.0	50.0	2,312.0	1,664.1	1,294.2

Swan Hills				57.0	0.0	50.0	0.0	0.0	0.0	0.0	0.0	0.0	57.0	0.0	50.0	2,312.0	1,664.1	1,294.2

Wildmere
Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	PDP	111.4	0.0	101.6	33.0	0.0	31.0	0.0	0.0	0.0	116.9	0.0	106.8	3,018.4	2,425.0	2,021.8

Wildmere				111.4	0.0	101.6	33.0	0.0	31.0	0.0	0.0	0.0	116.9	0.0	106.8	3,018.4	2,425.0	2,021.8

Alberta				174.7	9.8	167.0	752.1	9.3	683.4	5.5	0.0	4.0	305.6	11.4	284.9	7,016.3	5,595.6	4,684.6

British Columbia

Boundary Lake
00/14-07-084-13W6/0	BOUNDARY LAKE	1.22	PDP	0.4	0.0	0.3	0.0	0.0	0.0	0.0	0.0	0.0	0.4	0.0	0.3	22.5	19.6	17.4

Report Time: Thu, 01 Mar 2012 13:19 Working Data Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) Hierarchy: Reserves DB: Legend (2010) : mosaic11 Version: 2010.10.4908

Table 3-A

Legend Energy Canada Ltd.

DETAILED RESERVES AND PRESENT VALUE

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Canada

Effective December 31, 2011				Proved Developed
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI	RI	Net	WI	RI	Net	WI	RI	Net	WI	RI	Net	5%	10%	15%
				Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$	M$	M$
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	PDP	3.0	0.0	2.9	2.3	0.0	1.9	0.2	0.0	0.2	3.6	0.0	3.4	146.2	123.8	107.3
00/06-07-084-14W6/0	BOUNDARY LAKE	13.29	PDP	1.3	0.0	1.2	0.0	0.0	0.0	0.0	0.0	0.0	1.3	0.0	1.2	52.0	48.4	45.2
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	PDP	3.6	0.0	3.4	1.1	0.0	1.0	0.1	0.0	0.1	3.9	0.0	3.6	173.6	140.4	117.8
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	PDP	0.8	0.0	0.8	0.4	0.0	0.4	0.0	0.0	0.0	0.9	0.0	0.9	42.6	37.8	34.0

Boundary Lake				9.1	0.0	8.5	3.8	0.0	3.3	0.4	0.0	0.3	10.1	0.0	9.4	436.9	370.0	321.8

Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	PDP	0.0	0.0	0.0	441.5	0.0	332.1	0.0	0.0	0.0	73.6	0.0	55.4	381.3	341.5	309.6
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	PDP	0.0	0.0	0.0	87.3	0.0	65.6	0.0	0.0	0.0	14.5	0.0	10.9	36.8	35.5	34.2
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	PDP	0.0	0.0	0.0	131.5	0.0	99.0	0.0	0.0	0.0	21.9	0.0	16.5	94.5	85.7	78.4

Clarke Lake				0.0	0.0	0.0	660.3	0.0	496.7	0.0	0.0	0.0	110.1	0.0	82.8	512.6	462.7	422.2

Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	PDP	0.0	0.0	0.0	63.3	0.0	44.1	0.2	0.0	0.1	10.7	0.0	7.5	68.4	61.4	55.8
00/16-08-083-18W6/2	BALDONNEL	7.50	PDP	0.0	0.0	0.0	0.0	8.4	8.4	0.0	0.0	0.0	0.0	1.4	1.4	22.4	20.7	19.3

Fort St John				0.0	0.0	0.0	63.3	8.4	52.5	0.2	0.0	0.2	10.7	1.4	8.9	90.7	82.1	75.1

Inga
00/16-19-085-23W6/0	INGA SAND	90.30	PDP	26.2	0.1	25.6	0.0	0.0	0.0	0.0	0.0	0.0	26.2	0.1	25.6	1,066.4	868.2	727.2

Inga				26.2	0.1	25.6	0.0	0.0	0.0	0.0	0.0	0.0	26.2	0.1	25.6	1,066.4	868.2	727.2

Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	PDP	0.0	0.0	0.0	2.9	0.0	2.4	0.0	0.0	0.0	0.5	0.0	0.4	1.4	1.3	1.3

Umbach				0.0	0.0	0.0	2.9	0.0	2.4	0.0	0.0	0.0	0.5	0.0	0.4	1.4	1.3	1.3

British Columbia				35.3	0.1	34.1	730.4	8.4	554.9	0.6	0.0	0.5	157.6	1.5	127.1	2,108.1	1,784.4	1,547.5

Canada				210.1	9.9	201.1	1,482.5	17.7	1,238.3	6.1	0.0	4.5	463.2	12.9	411.9	9,124.3	7,380.0	6,232.1

Total				210.1	9.9	201.1	1,482.5	17.7	1,238.3	6.1	0.0	4.5	463.2	12.9	411.9	9,124.3	7,380.0	6,232.1

Report Time: Thu, 01 Mar 2012 13:19 Working Data Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) Hierarchy: Reserves DB: Legend (2010) : mosaic11 Version: 2010.10.4908

Table 3-B

Legend Energy Canada Ltd.

CASH FLOW TAX POOL

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Selection : Canada

    Effective December 31, 2011                                                                           Total Proved Developed Reserves

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2012	93.0	1,319	482.6	19.7	2.7	84.81	1,899	15.0	4,051	1,482.7	374.4	4.5	3.02	1,143	0.0	0.00	230	239
2013	93.0	1,191	434.8	18.1	1.7	84.49	1,676	15.0	3,269	1,193.2	280.4	3.6	2.97	844	0.0	0.00	181	187
2014	93.0	1,082	394.8	16.8	1.1	84.32	1,514	12.0	2,631	960.4	209.6	2.9	2.93	622	0.0	0.00	144	149
2015	93.0	986	360.0	15.6	0.9	84.25	1,389	12.0	2,180	795.7	162.3	2.5	2.89	476	0.0	0.00	119	122
2016	93.0	902	330.3	14.5	0.7	84.23	1,285	8.0	1,573	575.5	113.8	0.8	2.91	333	0.0	0.00	93	95
2017	93.0	828	302.3	13.5	0.6	84.21	1,185	8.0	1,341	489.4	96.7	0.7	2.92	284	0.0	0.00	82	84
2018	92.0	760	277.4	12.5	0.5	84.17	1,091	6.0	1,106	403.8	72.3	0.6	2.83	206	0.0	0.00	67	69
2019	91.0	701	256.0	11.6	0.4	84.15	1,012	6.0	948	346.1	61.7	0.5	2.85	177	0.0	0.00	60	62
2020	90.0	647	236.7	10.9	0.3	84.13	940	5.0	785	287.2	52.7	0.5	2.86	152	0.0	0.00	54	55
2021	89.0	597	217.9	9.8	0.2	83.82	843	4.0	515	187.8	39.5	0.4	2.95	117	0.0	0.00	45	46

Sub			3,292.7	143.1	9.1	84.31	12,833			6,721.8	1,463.3	16.9	2.94	4,356	0.0	0.00
Rem			1,263.2	67.0	0.8	85.26	5,775			414.9	19.2	0.9	3.04	61	0.0	0.00
Total			4,556.0	210.1	9.9	84.61	18,608			7,136.7	1,482.5	17.7	2.94	4,417	0.0	0.00

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2012	622.7	9.4	99.71	63.0	0.0	0.0	0.00	0.0	819.3	0.0	47.72	39.1	501.4	3.6	62.31	31.5	1,943.4	13.0	1,462.8
2013	452.4	7.9	99.74	45.9	0.0	0.0	0.00	0.0	468.4	0.0	47.28	22.1	306.3	2.6	63.02	19.5	1,227.1	10.5	913.2
2014	365.7	6.6	99.77	37.1	0.0	0.0	0.00	0.0	334.6	0.0	47.01	15.7	227.5	2.0	63.37	14.5	927.7	8.6	685.5
2015	297.1	5.5	99.74	30.2	0.0	0.0	0.00	0.0	267.7	0.0	46.97	12.6	184.9	1.7	63.09	11.8	749.7	7.3	551.5
2016	198.2	0.0	99.57	19.7	0.0	0.0	0.00	0.0	163.0	0.0	46.74	7.6	122.5	1.5	61.92	7.7	483.7	1.5	344.4
2017	171.3	0.0	99.61	17.1	0.0	0.0	0.00	0.0	141.4	0.0	46.75	6.6	106.1	1.4	61.84	6.6	418.8	1.4	297.9
2018	41.6	0.0	97.46	4.1	0.0	0.0	0.00	0.0	15.4	0.0	44.71	0.7	13.7	1.2	42.18	0.6	70.6	1.2	49.3
2019	35.8	0.0	97.51	3.5	0.0	0.0	0.00	0.0	13.5	0.0	44.71	0.6	12.0	1.1	42.32	0.6	61.3	1.1	42.8
2020	30.6	0.0	97.65	3.0	0.0	0.0	0.00	0.0	10.9	0.0	44.81	0.5	9.8	1.0	43.70	0.5	51.2	1.0	35.5
2021	26.4	0.0	97.69	2.6	0.0	0.0	0.00	0.0	9.6	0.0	44.80	0.4	8.6	0.9	43.64	0.4	44.7	0.9	30.9

Sub	2,241.8	29.5	99.58	226.2	0.0	0.0	0.00	0.0	2,243.7	0.0	47.24	106.0	1,492.8	16.9	62.03	93.6	5,978.3	46.4	4,414.0
Rem	24.5	0.0	94.31	2.3	0.0	0.0	0.00	0.0	28.9	0.0	43.87	1.3	23.5	1.7	30.64	0.8	76.9	1.7	59.8
Total	2,266.3	29.5	99.53	228.5	0.0	0.0	0.00	0.0	2,272.6	0.0	47.19	107.3	1,516.3	18.7	61.51	94.4	6,055.2	48.1	4,473.8

CASH FLOW BTAX

	Company Revenue	Crown Royalty	Freehold Royalty	ORR Royalty	Mineral Tax	Total Royalty Burden	Net Rev After Royalties	Other Income	Sask Corp Cap Tax	Fixed Oper Expense	Variable Operating Expense	Other Expenses	Total Operating Costs	Abandon Cost & Salvage	Net Operating Income	Total Investment	NET Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	%	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	3,175	320.6	44.6	49.8	4.8	13	2,756	0.0	0.0	625.7	328.2	4.9	958.7	0.0	1,797	98.7	1,698	1,698	1,624
2013	2,608	261.8	25.6	42.5	2.5	13	2,275	0.0	0.0	542.3	251.1	4.6	798.0	41.9	1,435	0.0	1,435	3,134	1,246
2014	2,204	219.5	14.0	37.5	1.2	12	1,932	0.0	0.0	500.2	198.4	3.9	702.5	0.0	1,229	0.0	1,229	4,363	970
2015	1,920	183.7	10.9	33.4	0.9	12	1,691	0.0	0.0	482.1	159.5	3.5	645.1	51.2	994	0.0	994	5,357	712
2016	1,653	148.1	5.9	29.2	0.5	11	1,469	0.0	0.0	430.7	126.3	2.7	559.7	0.0	909	0.0	909	6,267	592
2017	1,499	125.5	5.0	26.7	0.4	11	1,342	0.0	0.0	430.7	113.4	2.4	546.6	34.7	761	0.0	761	7,027	450
2018	1,302	101.3	0.0	24.0	0.0	10	1,177	0.0	0.0	384.2	91.1	2.2	477.5	5.6	694	0.0	694	7,721	374
2019	1,194	86.0	0.0	22.1	0.0	9	1,086	0.0	0.0	382.9	82.9	2.0	467.9	4.1	614	0.0	614	8,335	300
2020	1,096	73.1	0.0	20.4	0.0	9	1,002	0.0	0.0	380.7	68.2	1.8	450.7	3.9	547	0.0	547	8,882	243
2021	964	58.3	0.0	16.3	0.0	8	890	0.0	0.0	354.7	51.7	1.6	408.0	19.0	463	0.0	463	9,345	187

Sub	17,615	1,577.9	106.0	301.8	10.4	11	15,619	0.0	0.0	4,514.3	1,470.9	29.5	6,014.7	160.4	9,444	98.7	9,345	9,345	6,700
Rem	5,840	230.2	0.0	135.3	0.0	6	5,474	0.0	0.0	2,396.3	211.4	3.1	2,610.8	179.1	2,685	0.0	2,685	12,029	680
Total	23,455	1,808.1	106.0	437.1	10.4	10	21,093	0.0	0.0	6,910.6	1,682.3	32.6	8,625.5	339.5	12,128	98.7	12,029	12,029	7,380

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	3.6
RLI (Principal Product)	5.4
Reserves Life	27.0
RLI (BOE)	5.4

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	4,556	210	220	201
Gas (MMcf)	7,137	1,482	1,500	1,238
Gas (Mboe)	1,189	247	250	206
*NGL (bbl)	9,640	3,789	3,808	2,891
Cond (bbl)	6,992	2,266	2,296	1,583

Total (boe)	5,762,049	463,183	476,067	411,917

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,128	98.7	12,029	25.27
5	9,220	95.3	9,124	19.17
8	8,078	93.4	7,985	16.77
10	7,472	92.2	7,380	15.50
15	6,321	89.3	6,232	13.09
20	5,510	86.6	5,424	11.39

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	412.19	412.19
Cost Of Reserves	$/BOE	0.21	0.21
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX		ATAX
		Unrisked	Risked	Unrisked	Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		74.7	74.7	74.7	56.1
NPV/Disc Invest		80.1	80.1	80.1	60.1
NPV/DIS Cap Exposure		110.1	110.1	110.1	82.6
NPV/BOEPD	(M$/boepd)	30.8	30.8	30.8	23.1

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI		Co. Share
		Unrisked	Risked	Unrisked	Risked
Prod (3 Mo Ave)	(BOEPD)	237.16	237.16	247.42	247.42
Prod (12 Mo Ave)	(BOEPD)	230.00	230.00	239.54	239.54
Price	($/BOE)	34.57	34.57	36.30	36.30
Royalties	($/BOE)	5.00	5.00	4.80	4.80
Operating Costs	($/BOE)	11.41	11.41	10.96	10.96
NetBack	($/BOE)	21.39	21.39	20.54	20.54
Recycle Ratio	(ratio)	100.35	100.35	99.03	99.03

Report Time: Thu, 01 Mar 2012 13:18 Working Data

Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) - uses Forecast (Price Deck:

Dec 31, 2011 Constant (SEC Compliant))

Hierarchy: Reserves

Table 3-B

Legend Energy Canada Ltd.

CASH FLOW TAX POOL

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Selection : Canada

    Effective December 31, 2011                                                  Total Proved Developed Reserves

CASH FLOW ATAX

	Income Before Tax Loss	Tax Loss Generated	Tax Loss Claim	Federal Taxable Income	Basic Federal Tax	Federal M&P Tax Credit	Federal Surtax	Invest Tax Credit	Federal Income Tax	Attributed Royalty Income	Provincial Taxable Income	Basic Provincial Tax	Provincial M&P Tax Credit	Provincial Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	-344.0	344.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,698	1,698	1,698	1,624
2013	-390.6	390.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,435	1,435	3,134	1,246
2014	-327.0	327.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,229	1,229	4,363	970
2015	-341.0	341.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	994	994	5,357	712
2016	-243.7	243.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	909	909	6,267	592
2017	-240.4	240.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	761	761	7,027	450
2018	-179.3	179.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	694	694	7,721	374
2019	-151.9	151.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	614	614	8,335	300
2020	-126.0	126.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	547	547	8,882	243
2021	-131.7	131.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	463	463	9,345	187

Sub	-2,475.8	2,475.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,345	9,345	9,345	6,700
Rem	-2,253.5	2,253.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,685	2,685	12,029	680
Total	-4,729.3	4,729.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,029	12,029	12,029	7,380

TAXABLE INCOME

	Resource Revenue	Resource Royalty	Plus Non- Deduct Royalty	Resource Allowance	Resource Operating Cost	Resource CCA	Resource Overhead	Net Production Royalty	Net Resource Royalty Income	Net Other Resource Income	COGPE	CDE	CEE	Depletion Allowance	Resource Taxable Income
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	2,904	325.4	0.0	0.0	953.9	756.3	0.0	0.0	172.2	0.0	1,384.7	0.0	0.0	0.0	-344.0
2013	2,436	264.3	0.0	0.0	835.3	579.6	0.0	0.0	98.9	0.0	1,246.2	0.0	0.0	0.0	-390.6
2014	2,087	220.7	0.0	0.0	698.6	434.7	0.0	0.0	62.0	0.0	1,121.6	0.0	0.0	0.0	-327.0
2015	1,829	184.7	0.0	0.0	692.8	326.0	0.0	0.0	42.9	0.0	1,009.4	0.0	0.0	0.0	-341.0
2016	1,583	148.6	0.0	0.0	557.0	244.5	0.0	0.0	32.1	0.0	908.5	0.0	0.0	0.0	-243.7
2017	1,443	125.9	0.0	0.0	578.8	183.4	0.0	0.0	22.8	0.0	817.7	0.0	0.0	0.0	-240.4
2018	1,257	101.3	0.0	0.0	480.9	137.5	0.0	0.0	19.6	0.0	735.9	0.0	0.0	0.0	-179.3
2019	1,156	86.0	0.0	0.0	470.0	103.2	0.0	0.0	13.8	0.0	662.3	0.0	0.0	0.0	-151.9
2020	1,065	73.1	0.0	0.0	452.9	77.4	0.0	0.0	8.8	0.0	596.1	0.0	0.0	0.0	-126.0
2021	940	58.3	0.0	0.0	425.4	58.0	0.0	0.0	6.9	0.0	536.5	0.0	0.0	0.0	-131.7

Sub	16,697	1,588.3	0.0	0.0	6,145.6	2,900.7	0.0	0.0	480.2	0.0	9,018.8	0.0	0.0	0.0	-2,475.8
Rem	5,764	230.2	0.0	0.0	2,786.8	174.1	0.0	0.0	-62.3	0.0	4,763.9	0.0	0.0	0.0	-2,253.5
Total	22,461	1,818.5	0.0	0.0	8,932.4	3,074.7	0.0	0.0	417.9	0.0	13,782.8	0.0	0.0	0.0	-4,729.3

TAX LOSS POOL

	Net Processing Income	Class 41 CCA	Processing Overhead	M&P Taxable Income	Other Business Income	Class 1 CCA	Class 2 CCA	Non Resource Overhead	Other Taxable Income	Overhead to CEE	Overhead to CDE	COGPE Pool	CDE Pool	CEE Pool	Depletion Pool	Acri Pool	Tax Loss Pool
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	0.0	12.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,462.3	0.0	0.0	0.0	0.0	344.0
2013	0.0	21.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,216.1	0.0	0.0	0.0	0.0	734.6
2014	0.0	16.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	10,094.5	0.0	0.0	0.0	0.0	1,061.7
2015	0.0	12.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,085.0	0.0	0.0	0.0	0.0	1,402.7
2016	0.0	9.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8,176.5	0.0	0.0	0.0	0.0	1,646.4
2017	0.0	6.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7,358.9	0.0	0.0	0.0	0.0	1,886.8
2018	0.0	5.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6,623.0	0.0	0.0	0.0	0.0	2,066.2
2019	0.0	3.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,960.7	0.0	0.0	0.0	0.0	2,218.1
2020	0.0	2.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,364.6	0.0	0.0	0.0	0.0	2,344.1
2021	0.0	2.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,828.2	0.0	0.0	0.0	0.0	2,475.8

Sub	0.0	92.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,828.2	0.0	0.0	0.0	0.0	2,475.8
Rem	0.0	6.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64.2	0.0	0.0	0.0	0.0	4,729.3
Total	0.0	98.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64.2	0.0	0.0	0.0	0.0	4,729.3

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,128	98.7	12,029	25.27
5	9,220	95.3	9,124	19.17
8	8,078	93.4	7,985	16.77
10	7,472	92.2	7,380	15.50
15	6,321	89.3	6,232	13.09
20	5,510	86.6	5,424	11.39

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,976.00
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	13,847.00
CDE Pool	0.00
CEE Pool	0.00
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	0.00

Report Time: Thu, 01 Mar 2012 13:18 Working Data

Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) - uses Forecast (Price Deck:

Dec 31, 2011 Constant (SEC Compliant))

Hierarchy: Reserves

Table 4-A

Legend Energy Canada Ltd.

DETAILED RESERVES AND PRESENT VALUE

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Canada

Effective December 31, 2011				Proved
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$

Canada

Alberta

Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	PDP	0.0	0.0	0.0	177.5	0.0	164.2	0.0	0.0	0.0	29.6	0.0	27.4	238.2	229.8	222.1
00/02-11-082-24W5/4	MIDDLE FALHER	100.00	PU	0.0	0.0	0.0	157.7	0.0	147.2	0.0	0.0	0.0	26.3	0.0	24.5	145.6	115.9	93.3

Berwyn				0.0	0.0	0.0	335.3	0.0	311.3	0.0	0.0	0.0	55.9	0.0	51.9	383.8	345.7	315.4

Joarcam
00/13-10-047-20W4/0	Viking	40.00	PDP	6.4	0.0	5.5	0.0	0.0	0.0	0.0	0.0	0.0	6.4	0.0	5.5	74.8	68.4	62.9

Joarcam				6.4	0.0	5.5	0.0	0.0	0.0	0.0	0.0	0.0	6.4	0.0	5.5	74.8	68.4	62.9

Joffre
00/09-30-039-26W4/2	Ellerslie	3.19	PDNP	0.0	0.0	0.0	0.0	9.3	9.3	0.0	0.0	0.0	0.0	1.6	1.6	10.4	9.2	8.3

Joffre				0.0	0.0	0.0	0.0	9.3	9.3	0.0	0.0	0.0	0.0	1.6	1.6	10.4	9.2	8.3

Lea Park
02/02-32-054-03W4/0	MCLAREN	25.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
02/02-32-054-03W4/2	GRAND RAPIDS	25.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Lea Park				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Little Bow
00/15-25-014-21W4/0	BOW ISLAND	50.00	PDNP	0.0	0.0	0.0	26.2	0.0	21.5	0.0	0.0	0.0	4.4	0.0	3.6	-0.9	-0.4	0.0
00/07-36-014-21W4/2	BOW ISLAND	50.00	PDNP	0.0	0.0	0.0	14.5	0.0	11.9	0.0	0.0	0.0	2.4	0.0	2.0	-1.2	-0.9	-0.7

Little Bow				0.0	0.0	0.0	40.7	0.0	33.4	0.0	0.0	0.0	6.8	0.0	5.6	-2.1	-1.3	-0.7

Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	PDP	0.0	0.0	0.0	368.2	0.0	333.0	0.4	0.0	0.3	61.8	0.0	55.8	469.6	405.0	354.9
00/16-30-038-02W5/0	ELLERSLIE	62.78	PDP	0.0	0.0	0.0	39.9	0.0	37.5	1.9	0.0	1.3	8.6	0.0	7.5	49.8	48.1	46.3
00/02-25-038-03W5/2	OSTRACOD	46.50	PDP	0.0	0.0	0.0	13.3	0.0	10.3	1.2	0.0	0.9	3.4	0.0	2.6	16.5	16.6	16.6
02/02-25-038-03W5/2	MANNVILLE	72.83	PDP	0.0	0.0	0.0	13.3	0.0	10.3	0.8	0.0	0.7	3.1	0.0	2.4	7.7	8.4	9.0
02/06-21-039-01W5/2	COLONY	75.00	PDP	0.0	0.0	0.0	66.1	0.0	54.4	1.0	0.0	0.9	12.1	0.0	9.9	43.6	42.4	41.1

Medicine River				0.0	0.0	0.0	500.8	0.0	445.5	5.5	0.0	4.0	88.9	0.0	78.2	587.2	520.5	468.0

Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	PDP	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	9.0	8.0	7.2
00/02-11-087-09W5/2	GRANITE WASH	3.64	PDP	0.0	2.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0	2.0	176.3	164.0	153.8
00/03-11-087-09W5/0	GRANITE WASH	2.55	PDP	0.0	1.5	1.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.5	1.5	113.8	96.4	83.8
00/07-11-087-09W5/0	GRANITE WASH	3.18	PDP	0.0	2.5	2.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.5	2.5	203.0	179.9	162.4
00/08-11-087-09W5/0	GRANITE WASH	2.75	PDP	0.0	2.1	2.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.1	2.1	162.1	137.9	120.7
00/09-11-087-09W5/0	GRANITE WASH	2.51	PDP	0.0	1.5	1.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.5	1.5	113.2	93.7	80.0

Red Earth				0.0	9.8	9.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9.8	9.8	777.4	679.8	608.0

Swan Hills
00/16-36-064-10W5/2	Beaverhill Lake	100.00	PD+PU	21.6	0.0	19.0	0.0	0.0	0.0	0.0	0.0	0.0	21.6	0.0	19.0	1,125.1	964.6	842.8
XX/16-36-064-10W5/0	Beaverhill Lake	100.00	PU	79.1	0.0	73.5	0.0	0.0	0.0	0.0	0.0	0.0	79.1	0.0	73.5	1,517.2	1,017.8	661.1

Swan Hills				100.7	0.0	92.4	0.0	0.0	0.0	0.0	0.0	0.0	100.7	0.0	92.4	2,642.3	1,982.4	1,503.9

Wildmere
Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	PDP	111.4	0.0	101.6	33.0	0.0	31.0	0.0	0.0	0.0	116.9	0.0	106.8	3,018.4	2,425.0	2,021.8

Wildmere				111.4	0.0	101.6	33.0	0.0	31.0	0.0	0.0	0.0	116.9	0.0	106.8	3,018.4	2,425.0	2,021.8

Alberta				218.4	9.8	209.4	909.8	9.3	830.6	5.5	0.0	4.0	375.6	11.4	351.8	7,492.3	6,029.8	4,987.6

British Columbia

Report Time: Thu, 01 Mar 2012 13:19 Working Data Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) Hierarchy: Reserves DB: Legend (2010) : mosaic11 Version: 2010.10.4908

Table 4-A

Legend Energy Canada Ltd.

DETAILED RESERVES AND PRESENT VALUE

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Canada

Effective December 31, 2011				Proved
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$

Boundary Lake
00/14-07-084-13W6/0	BOUNDARY LAKE	1.22	PDP	0.4	0.0	0.3	0.0	0.0	0.0	0.0	0.0	0.0	0.4	0.0	0.3	22.5	19.6	17.4
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	PDP	3.0	0.0	2.9	2.3	0.0	1.9	0.2	0.0	0.2	3.6	0.0	3.4	146.2	123.8	107.3
00/06-07-084-14W6/0	BOUNDARY LAKE	13.29	PDP	1.3	0.0	1.2	0.0	0.0	0.0	0.0	0.0	0.0	1.3	0.0	1.2	52.0	48.4	45.2
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	PDP	3.6	0.0	3.4	1.1	0.0	1.0	0.1	0.0	0.1	3.9	0.0	3.6	173.6	140.4	117.8
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	PDP	0.8	0.0	0.8	0.4	0.0	0.4	0.0	0.0	0.0	0.9	0.0	0.9	42.6	37.8	34.0

Boundary Lake				9.1	0.0	8.5	3.8	0.0	3.3	0.4	0.0	0.3	10.1	0.0	9.4	436.9	370.0	321.8

Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	PDP	0.0	0.0	0.0	441.5	0.0	332.1	0.0	0.0	0.0	73.6	0.0	55.4	381.3	341.5	309.6
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	PDP	0.0	0.0	0.0	87.3	0.0	65.6	0.0	0.0	0.0	14.5	0.0	10.9	36.8	35.5	34.2
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	PDP	0.0	0.0	0.0	131.5	0.0	99.0	0.0	0.0	0.0	21.9	0.0	16.5	94.5	85.7	78.4

Clarke Lake				0.0	0.0	0.0	660.3	0.0	496.7	0.0	0.0	0.0	110.1	0.0	82.8	512.6	462.7	422.2

Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	PDP	0.0	0.0	0.0	63.3	0.0	44.1	0.2	0.0	0.1	10.7	0.0	7.5	68.4	61.4	55.8
00/16-08-083-18W6/2	BALDONNEL	7.50	PDP	0.0	0.0	0.0	0.0	8.4	8.4	0.0	0.0	0.0	0.0	1.4	1.4	22.4	20.7	19.3

Fort St John				0.0	0.0	0.0	63.3	8.4	52.5	0.2	0.0	0.2	10.7	1.4	8.9	90.7	82.1	75.1

Inga
00/16-19-085-23W6/0	INGA SAND	90.30	PDP	26.2	0.1	25.6	0.0	0.0	0.0	0.0	0.0	0.0	26.2	0.1	25.6	1,066.4	868.2	727.2

Inga				26.2	0.1	25.6	0.0	0.0	0.0	0.0	0.0	0.0	26.2	0.1	25.6	1,066.4	868.2	727.2

Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	PDP	0.0	0.0	0.0	2.9	0.0	2.4	0.0	0.0	0.0	0.5	0.0	0.4	1.4	1.3	1.3

Umbach				0.0	0.0	0.0	2.9	0.0	2.4	0.0	0.0	0.0	0.5	0.0	0.4	1.4	1.3	1.3

British Columbia				35.3	0.1	34.1	730.4	8.4	554.9	0.6	0.0	0.5	157.6	1.5	127.1	2,108.1	1,784.4	1,547.5

Canada				253.8	9.9	243.5	1,640.2	17.7	1,385.4	6.1	0.0	4.5	533.2	12.9	478.9	9,600.3	7,814.2	6,535.1

Total				253.8	9.9	243.5	1,640.2	17.7	1,385.4	6.1	0.0	4.5	533.2	12.9	478.9	9,600.3	7,814.2	6,535.1

Report Time: Thu, 01 Mar 2012 13:19 Working Data Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) Hierarchy: Reserves DB: Legend (2010) : mosaic11 Version: 2010.10.4908

Table 4-B

Legend Energy Canada Ltd.

CASH FLOW TAX POOL

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Selection : Canada

    Effective December 31, 2011                                                  Total Proved Reserves

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2012	94.0	1,368	500.7	37.7	2.7	89.58	3,622	15.0	4,051	1,482.7	374.4	4.5	3.02	1,143	0.0	0.00	279	288
2013	94.0	1,237	451.5	34.9	1.7	89.53	3,274	15.0	3,269	1,193.2	280.4	3.6	2.97	844	0.0	0.00	227	233
2014	94.0	1,104	403.0	25.1	1.1	87.84	2,304	12.0	2,631	960.4	209.6	2.9	2.93	622	0.0	0.00	167	171
2015	94.0	1,001	365.2	20.9	0.9	86.98	1,892	13.0	2,261	825.1	191.7	2.5	2.98	578	0.0	0.00	147	150
2016	94.0	913	334.0	18.2	0.7	86.43	1,638	9.0	1,747	639.4	177.6	0.8	3.11	555	0.0	0.00	132	134
2017	94.0	836	305.0	16.2	0.6	86.03	1,443	9.0	1,447	528.2	135.5	0.7	3.08	419	0.0	0.00	107	109
2018	93.0	765	279.4	14.5	0.5	85.70	1,283	7.0	1,171	427.4	96.0	0.6	2.99	289	0.0	0.00	84	85
2019	92.0	705	257.5	13.2	0.4	85.43	1,157	7.0	954	348.0	63.7	0.5	2.87	184	0.0	0.00	65	67
2020	91.0	650	237.9	12.0	0.3	85.19	1,050	5.0	785	287.2	52.7	0.5	2.86	152	0.0	0.00	57	58
2021	90.0	599	218.7	10.7	0.2	84.73	925	4.0	515	187.8	39.5	0.4	2.95	117	0.0	0.00	47	48

Sub			3,353.0	203.4	9.1	87.49	18,588			6,879.6	1,621.0	16.9	2.99	4,903	0.0	0.00
Rem			1,246.7	50.4	0.8	81.95	4,194			414.9	19.2	0.9	3.04	61	0.0	0.00
Total			4,599.7	253.8	9.9	86.41	22,782			7,294.4	1,640.2	17.7	2.99	4,964	0.0	0.00

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2012	622.7	9.4	99.71	63.0	0.0	0.0	0.00	0.0	819.3	0.0	47.72	39.1	501.4	3.6	62.31	31.5	1,943.4	13.0	1,462.8
2013	452.4	7.9	99.74	45.9	0.0	0.0	0.00	0.0	468.4	0.0	47.28	22.1	306.3	2.6	63.02	19.5	1,227.1	10.5	913.2
2014	365.7	6.6	99.77	37.1	0.0	0.0	0.00	0.0	334.6	0.0	47.01	15.7	227.5	2.0	63.37	14.5	927.7	8.6	685.5
2015	297.1	5.5	99.74	30.2	0.0	0.0	0.00	0.0	267.7	0.0	46.97	12.6	184.9	1.7	63.09	11.8	749.7	7.3	551.5
2016	198.2	0.0	99.57	19.7	0.0	0.0	0.00	0.0	163.0	0.0	46.74	7.6	122.5	1.5	61.92	7.7	483.7	1.5	344.4
2017	171.3	0.0	99.61	17.1	0.0	0.0	0.00	0.0	141.4	0.0	46.75	6.6	106.1	1.4	61.84	6.6	418.8	1.4	297.9
2018	41.6	0.0	97.46	4.1	0.0	0.0	0.00	0.0	15.4	0.0	44.71	0.7	13.7	1.2	42.18	0.6	70.6	1.2	49.3
2019	35.8	0.0	97.51	3.5	0.0	0.0	0.00	0.0	13.5	0.0	44.71	0.6	12.0	1.1	42.32	0.6	61.3	1.1	42.8
2020	30.6	0.0	97.65	3.0	0.0	0.0	0.00	0.0	10.9	0.0	44.81	0.5	9.8	1.0	43.70	0.5	51.2	1.0	35.5
2021	26.4	0.0	97.69	2.6	0.0	0.0	0.00	0.0	9.6	0.0	44.80	0.4	8.6	0.9	43.64	0.4	44.7	0.9	30.9

Sub	2,241.8	29.5	99.58	226.2	0.0	0.0	0.00	0.0	2,243.7	0.0	47.24	106.0	1,492.8	16.9	62.03	93.6	5,978.3	46.4	4,414.0
Rem	24.5	0.0	94.31	2.3	0.0	0.0	0.00	0.0	28.9	0.0	43.87	1.3	23.5	1.7	30.64	0.8	76.9	1.7	59.8
Total	2,266.3	29.5	99.53	228.5	0.0	0.0	0.00	0.0	2,272.6	0.0	47.19	107.3	1,516.3	18.7	61.51	94.4	6,055.2	48.1	4,473.8

CASH FLOW BTAX

	Company Revenue M$	Crown Royalty M$	Freehold Royalty M$	ORR Royalty M$	Mineral Tax M$	Total Royalty Burden %	Net Rev After Royalties M$	Other Income M$	Sask Corp Cap Tax M$	Fixed Oper Expense M$	Variable Operating Expense M$	Other Expenses M$	Total Operating Costs M$	Abandon Cost & Salvage M$	Net Operating Income M$	Total Investment M$	NET Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2012	4,899	404.6	44.6	49.2	4.8	10	4,396	0.0	0.0	650.7	377.8	4.9	1,033.4	0.0	3,363	3,598.7	-236	-236	-244
2013	4,205	336.2	25.6	40.8	2.5	10	3,800	0.0	0.0	602.3	297.1	4.6	904.0	41.9	2,854	0.0	2,854	2,618	2,486
2014	2,993	251.4	14.0	34.9	1.2	10	2,692	0.0	0.0	560.2	221.1	3.9	785.2	0.0	1,906	0.0	1,906	4,524	1,506
2015	2,525	282.1	10.9	30.9	0.9	13	2,200	0.0	0.0	553.2	204.8	3.5	761.5	51.2	1,387	50.0	1,337	5,862	958
2016	2,228	206.1	5.9	27.2	0.5	11	1,988	0.0	0.0	524.0	203.6	2.7	730.3	0.0	1,258	0.0	1,258	7,120	819
2017	1,892	156.8	5.0	23.4	0.4	10	1,706	0.0	0.0	524.0	161.6	2.4	688.1	34.7	984	0.0	984	8,103	582
2018	1,577	118.1	0.0	19.8	0.0	9	1,440	0.0	0.0	477.5	121.5	2.2	601.2	5.6	833	0.0	833	8,936	448
2019	1,346	92.7	0.0	16.9	0.0	8	1,236	0.0	0.0	446.7	89.2	2.0	537.9	9.1	689	0.0	689	9,626	337
2020	1,205	75.1	0.0	14.8	0.0	7	1,116	0.0	0.0	440.7	71.4	1.8	513.9	3.9	598	0.0	598	10,223	266
2021	1,046	57.4	0.0	10.6	0.0	6	978	0.0	0.0	414.7	54.1	1.6	470.3	19.0	489	0.0	489	10,712	198

Sub	23,917	1,980.4	106.0	268.5	10.4	10	21,552	0.0	0.0	5,194.0	1,802.2	29.5	7,025.8	165.4	14,361	3,648.7	10,712	10,712	7,356
Rem	4,260	143.1	0.0	4.6	0.0	3	4,112	0.0	0.0	2,227.6	165.9	3.1	2,396.6	209.4	1,506	0.0	1,506	12,218	458
Total	28,177	2,123.5	106.0	273.1	10.4	9	25,664	0.0	0.0	7,421.7	1,968.1	32.6	9,422.4	374.8	15,867	3,648.7	12,218	12,218	7,814

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	3.4
RLI (Principal Product)	5.2
Reserves Life	21.0
RLI (BOE)	5.2

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	4,600	254	264	243
Gas (MMcf)	7,294	1,640	1,658	1,385
Gas (Mboe)	1,216	273	276	231
*NGL (bbl)	9,640	3,789	3,808	2,891
Cond (bbl)	6,992	2,266	2,296	1,583

Total (boe)	5,832,051	533,84	46,068	478,854

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	M$	M$	M$	$/BOE
0	15,867	3,648.7	12,218	22.37
5	13,147	3,546.6	9,600	17.58
8	11,943	3,489.3	8,454	15.48
10	11,267	3,452.6	7,814	14.31
15	9,901	3,365.8	6,535	11.97
20	8,867	3,285.2	5,582	10.22

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	12,627.58	12,627.58
Cost Of Reserves	$/BOE	6.68	6.68
Prob Of Successs	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX		ATAX
		Unrisked	Risked	Unrisked	Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	>200.0	> 200.0
NPV/Undisc Invest		2.1	2.1	2.1	1.6
NPV/Disc Invest		2.3	2.3	2.2	1.7
NPV/DIS Cap Exposure		77.7	77.7	76.6	56.8
NPV/BOEPD	(M$/ boepd)	27.0	27.0	26.7	19.8

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI		Co. Share
		Unrisked	Risked	Unrisked	Risked
Prod (3 Mo Ave)	(BOEPD)	237.07	237.07	247.33	247.33
Prod (12 Mo Ave)	(BOEPD)	279.42	279.42	288.95	288.95
Price	($/BOE)	45.34	45.34	46.42	46.42
Royalties	($/BOE)	4.93	4.93	4.77	4.77
Operating Costs	($/BOE)	10.13	10.13	9.79	9.79
NetBack	($/BOE)	32.95	32.95	31.86	31.86
Recycle Ratio	(ratio)	4.81	4.81	4.77	4.77

Report Time: Thu, 01 Mar 2012 13:18 Working Data

Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) - uses Forecast (Price Deck:

Dec 31, 2011 Constant (SEC Compliant))

Hierarchy: Reserves

Table 4-B

Legend Energy Canada Ltd.

CASH FLOW TAX POOL

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Selection : Canada

    Effective December 31, 2011                                                                         Total Proved Reserves

CASH FLOW ATAX

	Income Before Tax Loss M$	Tax Loss Generated M$	Tax Loss Claim M$	Federal Taxable Income M$	Basic Federal Tax M$	Federal M&P Tax Credit M$	Federal Surtax M$	Invest Tax Credit M$	Federal Income Tax M$	Attributed Royalty Income M$	Provincial Taxable Income M$	Basic Provincial Tax M$	Provincial M&P Tax Credit M$	Provincial Income Tax M$	Total Income Tax M$	BTAX Cash Flow M$	ATAX Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2012	171.6	0.0	0.0	171.6	25.7	0.0	0.0	0.0	25.7	0.0	171.6	17.2	0.0	17.2	42.9	-236	-279	-279	-285
2013	293.4	0.0	0.0	293.4	44.0	0.0	0.0	0.0	44.0	0.0	293.4	29.3	0.0	29.3	73.3	2,854	2,781	2,502	2,422
2014	-164.4	164.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,906	1,906	4,408	1,506
2015	-323.2	323.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,337	1,337	5,746	958
2016	-157.7	157.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,258	1,258	7,004	819
2017	-201.2	201.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	984	984	7,987	582
2018	-169.3	169.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	833	833	8,820	448
2019	-166.2	166.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	689	689	9,509	337
2020	-138.8	138.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	598	598	10,107	266
2021	-149.9	149.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	489	489	10,596	198

Sub	-1,005.8	1,470.7	0.0	465.0	69.7	0.0	0.0	0.0	69.7	0.0	465.0	46.5	0.0	46.5	116.2	10,712	10,596	10,596	7,252
Rem	-3,535.1	3,535.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,506	1,506	12,102	458
Total	-4,540.9	5,005.8	0.0	465.0	69.7	0.0	0.0	0.0	69.7	0.0	465.0	46.5	0.0	46.5	116.2	12,218	12,102	12,102	7,710

TAXABLE INCOME

	Resource Revenue	Resource Royalty	Plus Non- Deduct Royalty	Resource Allowance	Resource Operating Cost	Resource CCA	Resource Overhead	Net Production Royalty	Net Resource Royalty Income	Net Other Resource Income	COGPE	CDE	CEE	Depletion Allowance	Resource Taxable Income
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	4,628	409.4	0.0	0.0	1,028.5	756.3	0.0	0.0	172.8	0.0	1,384.7	1,050.0	0.0	0.0	171.6
2013	4,034	338.7	0.0	0.0	941.4	579.6	0.0	0.0	100.6	0.0	1,246.2	735.0	0.0	0.0	293.4
2014	2,876	252.6	0.0	0.0	781.4	434.7	0.0	0.0	64.6	0.0	1,121.6	514.5	0.0	0.0	-164.4
2015	2,434	283.0	0.0	0.0	809.2	326.0	0.0	0.0	45.3	0.0	1,009.4	375.2	0.0	0.0	-323.2
2016	2,158	206.6	0.0	0.0	727.6	244.5	0.0	0.0	34.1	0.0	908.5	262.6	0.0	0.0	-157.7
2017	1,835	157.3	0.0	0.0	720.3	183.4	0.0	0.0	26.1	0.0	817.7	183.8	0.0	0.0	-201.2
2018	1,532	118.1	0.0	0.0	604.6	137.5	0.0	0.0	23.8	0.0	735.9	128.7	0.0	0.0	-169.3
2019	1,308	92.7	0.0	0.0	545.0	103.2	0.0	0.0	19.0	0.0	662.3	90.1	0.0	0.0	-166.2
2020	1,174	75.1	0.0	0.0	516.1	77.4	0.0	0.0	14.4	0.0	596.1	63.1	0.0	0.0	-138.8
2021	1,021	57.4	0.0	0.0	487.7	58.0	0.0	0.0	12.6	0.0	536.5	44.1	0.0	0.0	-149.9

Sub	23,000	1,990.8	0.0	0.0	7,161.7	2,900.7	0.0	0.0	513.5	0.0	9,018.8	3,447.0	0.0	0.0	-1,005.8
Rem	4,183	143.1	0.0	0.0	2,602.9	174.1	0.0	0.0	68.4	0.0	4,763.9	103.0	0.0	0.0	-3,535.1
Total	27,183	2,133.9	0.0	0.0	9,764.6	3,074.7	0.0	0.0	581.9	0.0	13,782.8	3,550.0	0.0	0.0	-4,540.9

TAX LOSS POOL

	Net Processing Income	Class 41 CCA	Processing Overhead	M&P Taxable Income	Other Business Income	Class 1 CCA	Class 2 CCA	Non Resource Overhead	Other Taxable Income	Overhead to CEE	Overhead to CDE	COGPE Pool	CDE Pool	CEE Pool	Depletion Pool	Acri Pool	Tax Loss Pool
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	0.0	12.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,462.3	2,450.0	0.0	0.0	0.0	0.0
2013	0.0	21.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,216.1	1,715.0	0.0	0.0	0.0	0.0
2014	0.0	16.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	10,094.5	1,200.5	0.0	0.0	0.0	164.4
2015	0.0	12.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,085.0	875.4	0.0	0.0	0.0	487.6
2016	0.0	9.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8,176.5	612.7	0.0	0.0	0.0	645.3
2017	0.0	6.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7,358.9	428.9	0.0	0.0	0.0	846.6
2018	0.0	5.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6,623.0	300.2	0.0	0.0	0.0	1,015.9
2019	0.0	3.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,960.7	210.2	0.0	0.0	0.0	1,182.1
2020	0.0	2.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,364.6	147.1	0.0	0.0	0.0	1,320.9
2021	0.0	2.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,828.2	103.0	0.0	0.0	0.0	1,470.7

Sub	0.0	92.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,828.2	103.0	0.0	0.0	0.0	1,470.7
Rem	0.0	6.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64.2	0.0	0.0	0.0	0.0	5,005.8
Total	0.0	98.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64.2	0.0	0.0	0.0	0.0	5,005.8

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	15,750	3,648.7	12,102	22.16
5	13,037	3,546.6	9,491	17.38
8	11,837	3,489.3	8,348	15.29
10	11,163	3,452.6	7,710	14.12
15	9,802	3,365.8	6,436	11.79
20	8,773	3,285.2	5,488	10.05

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,976.00
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	13,847.00
CDE Pool	0.00
CEE Pool	0.00
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	0.00

Report Time: Thu, 01 Mar 2012 13:18 Working Data

Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) - uses Forecast (Price Deck:

Dec 31, 2011 Constant (SEC Compliant))

Hierarchy: Reserves

Table 5-A

Legend Energy Canada Ltd.

DETAILED RESERVES AND PRESENT VALUE

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Canada

Effective December 31, 2011				Proved Plus Probable
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Canada

Alberta

Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	P+P	0.0	0.0	0.0	347.7	0.0	321.5	0.0	0.0	0.0	57.9	0.0	53.6	470.1	433.9	403.2
00/02-11-082-24W5/4	MIDDLE FALHER	100.00	P+P	0.0	0.0	0.0	210.3	0.0	196.7	0.0	0.0	0.0	35.1	0.0	32.8	175.0	117.5	80.5
00/02-11-082-24W5/5	PADDY	100.00	Probable	0.0	0.0	0.0	415.6	0.0	362.8	0.0	0.0	0.0	69.3	0.0	60.5	307.3	162.5	88.6

Berwyn				0.0	0.0	0.0	973.6	0.0	881.0	0.0	0.0	0.0	162.3	0.0	146.8	952.4	714.0	572.3

Joarcam
00/13-10-047-20W4/0	Viking	40.00	P+P	10.0	0.0	8.7	0.0	0.0	0.0	0.0	0.0	0.0	10.0	0.0	8.7	139.4	114.4	96.8

Joarcam				10.0	0.0	8.7	0.0	0.0	0.0	0.0	0.0	0.0	10.0	0.0	8.7	139.4	114.4	96.8

Joffre
00/09-30-039-26W4/2	Ellerslie	3.19	P+P	0.0	0.0	0.0	0.0	10.7	10.7	0.0	0.0	0.0	0.0	1.8	1.8	12.9	11.3	10.1

Joffre				0.0	0.0	0.0	0.0	10.7	10.7	0.0	0.0	0.0	0.0	1.8	1.8	12.9	11.3	10.1

Lea Park
02/02-32-054-03W4/0	MCLAREN	25.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
02/02-32-054-03W4/2	GRAND RAPIDS	25.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Lea Park				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Little Bow
00/15-25-014-21W4/0	BOW ISLAND	50.00	P+P	0.0	0.0	0.0	32.5	0.0	26.7	0.0	0.0	0.0	5.4	0.0	4.5	1.4	1.9	2.3
00/07-36-014-21W4/2	BOW ISLAND	50.00	PDNP	0.0	0.0	0.0	14.5	0.0	11.9	0.0	0.0	0.0	2.4	0.0	2.0	-1.2	-0.9	-0.7

Little Bow				0.0	0.0	0.0	47.0	0.0	38.6	0.0	0.0	0.0	7.8	0.0	6.4	0.2	1.0	1.6

Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	P+P	0.0	0.0	0.0	544.9	0.0	492.7	0.6	0.0	0.4	91.5	0.0	82.5	647.5	526.3	441.2
00/16-30-038-02W5/0	ELLERSLIE	62.78	P+P	0.0	0.0	0.0	60.2	0.0	56.6	2.9	0.0	1.9	13.0	0.0	11.4	80.8	74.6	69.0
00/02-25-038-03W5/2	OSTRACOD	46.50	P+P	0.0	0.0	0.0	18.6	0.0	14.4	1.7	0.0	1.3	4.8	0.0	3.7	27.8	27.2	26.4
02/02-25-038-03W5/2	MANNVILLE	72.83	P+P	0.0	0.0	0.0	29.3	0.0	22.7	1.9	0.0	1.4	6.8	0.0	5.2	42.7	42.5	42.1
XX/02-25-038-03W5/0	Belly River	62.00	Probable	0.0	0.0	0.0	240.6	0.0	186.0	6.3	0.0	4.9	46.4	0.0	35.9	6.4	-52.8	-91.0
02/06-21-039-01W5/2	COLONY	75.00	P+P	0.0	0.0	0.0	78.4	0.0	64.5	1.2	0.0	1.0	14.3	0.0	11.8	55.4	52.8	50.2

Medicine River				0.0	0.0	0.0	971.9	0.0	836.8	14.7	0.0	10.9	176.7	0.0	150.4	860.7	670.5	537.9

Rainbow
00/15-28-108-09W6/2	SLAVE POINT	3.75	Probable	0.0	0.0	0.0	19.9	0.0	16.5	2.3	0.0	1.7	5.6	0.0	4.5	53.1	38.9	29.0

Rainbow				0.0	0.0	0.0	19.9	0.0	16.5	2.3	0.0	1.7	5.6	0.0	4.5	53.1	38.9	29.0

Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	P+P	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	11.6	10.0	8.8
00/02-11-087-09W5/2	GRANITE WASH	3.64	P+P	0.0	3.1	3.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.1	3.1	259.7	234.2	214.4
00/03-11-087-09W5/0	GRANITE WASH	2.55	P+P	0.0	2.4	2.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.4	2.4	163.7	129.3	107.4
00/07-11-087-09W5/0	GRANITE WASH	3.18	P+P	0.0	3.6	3.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.6	3.6	276.5	235.6	206.9
00/08-11-087-09W5/0	GRANITE WASH	2.75	P+P	0.0	3.8	3.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.8	3.8	252.7	198.5	165.2
00/09-11-087-09W5/0	GRANITE WASH	2.51	P+P	0.0	1.8	1.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.8	1.8	127.5	103.1	86.7

Red Earth				0.0	14.8	14.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	14.8	14.8	1,091.7	910.7	789.3

Swan Hills
00/16-36-064-10W5/2	Beaverhill Lake	100.00	P+P	28.2	0.0	24.7	0.0	0.0	0.0	0.0	0.0	0.0	28.2	0.0	24.7	1,400.8	1,153.9	978.0
XX/16-36-064-10W5/0	Beaverhill Lake	100.00	P+P	89.0	0.0	82.4	0.0	0.0	0.0	0.0	0.0	0.0	89.0	0.0	82.4	2,094.7	1,508.4	1,094.2

Swan Hills				117.2	0.0	107.1	0.0	0.0	0.0	0.0	0.0	0.0	117.2	0.0	107.1	3,495.5	2,662.2	2,072.2

Report Time: Thu, 01 Mar 2012 13:19 Working Data Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) Hierarchy: Reserves DB: Legend (2010) : mosaic11 Version: 2010.10.4908

Table 5-A

Legend Energy Canada Ltd.

DETAILED RESERVES AND PRESENT VALUE

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Canada

Effective December 31, 2011				Proved Plus Probable
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Wildmere
Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	P+P	181.7	0.0	166.8	53.9	0.0	50.6	0.0	0.0	0.0	190.7	0.0	175.2	4,132.9	3,012.3	2,370.0

Wildmere				181.7	0.0	166.8	53.9	0.0	50.6	0.0	0.0	0.0	190.7	0.0	175.2	4,132.9	3,012.3	2,370.0

Alberta				308.9	14.8	297.3	2,066.3	10.7	1,834.2	17.0	0.0	12.7	670.3	16.6	615.8	10,738.8	8,135.3	6,479.2

British Columbia

Boundary Lake
00/14-07-084-13W6/0	BOUNDARY LAKE	1.22	P+P	0.5	0.0	0.4	0.0	0.0	0.0	0.0	0.0	0.0	0.5	0.0	0.4	28.5	24.0	20.7
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	P+P	4.6	0.0	4.4	3.5	0.0	3.0	0.4	0.0	0.3	5.6	0.0	5.2	205.9	162.7	134.4
00/06-07-084-14W6/0	BOUNDARY LAKE	13.29	P+P	1.9	0.0	1.8	0.0	0.0	0.0	0.0	0.0	0.0	1.9	0.0	1.8	78.2	69.8	63.0
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	P+P	4.9	0.0	4.6	1.6	0.0	1.3	0.2	0.0	0.1	5.3	0.0	4.9	218.9	167.6	135.9
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	P+P	1.2	0.0	1.2	0.6	0.0	0.5	0.1	0.0	0.0	1.4	0.0	1.3	60.9	51.3	44.2

Boundary Lake				13.2	0.0	12.4	5.7	0.0	4.9	0.6	0.0	0.5	14.7	0.0	13.6	592.4	475.4	398.2

Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	P+P	0.0	0.0	0.0	608.4	0.0	457.6	0.0	0.0	0.0	101.4	0.0	76.3	502.3	434.6	383.2
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	P+P	0.0	0.0	0.0	128.5	0.0	96.6	0.0	0.0	0.0	21.4	0.0	16.1	54.4	51.2	48.4
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	P+P	0.0	0.0	0.0	165.6	0.0	124.6	0.0	0.0	0.0	27.6	0.0	20.8	118.8	104.9	93.9

Clarke Lake				0.0	0.0	0.0	902.4	0.0	678.8	0.0	0.0	0.0	150.4	0.0	113.1	675.5	590.7	525.6

Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	P+P	0.0	0.0	0.0	93.6	0.0	65.1	0.3	0.0	0.2	15.9	0.0	11.1	97.2	83.4	73.0
00/16-08-083-18W6/2	BALDONNEL	7.50	P+P	0.0	0.0	0.0	0.0	10.7	10.7	0.0	0.0	0.0	0.0	1.8	1.8	27.9	25.3	23.2

Fort St John				0.0	0.0	0.0	93.6	10.7	75.9	0.3	0.0	0.2	15.9	1.8	12.9	125.1	108.7	96.2

Inga
00/16-19-085-23W6/0	INGA SAND	90.30	P+P	35.2	0.1	34.4	0.0	0.0	0.0	0.0	0.0	0.0	35.2	0.1	34.4	1,368.4	1,058.2	854.7
XX/14-20-085-23W6/0	INGA SAND	90.00	Probable	32.8	0.0	30.8	0.0	0.0	0.0	0.0	0.0	0.0	32.8	0.0	30.8	1,151.6	918.3	737.3

Inga				68.1	0.1	65.2	0.0	0.0	0.0	0.0	0.0	0.0	68.1	0.1	65.2	2,520.0	1,976.4	1,592.0

Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	P+P	0.0	0.0	0.0	3.8	0.0	3.1	0.0	0.0	0.0	0.6	0.0	0.5	2.0	1.9	1.8

Umbach				0.0	0.0	0.0	3.8	0.0	3.1	0.0	0.0	0.0	0.6	0.0	0.5	2.0	1.9	1.8

British Columbia				81.3	0.1	77.6	1,005.5	10.7	762.7	0.9	0.0	0.7	249.7	1.9	205.4	3,915.1	3,153.2	2,613.8

Canada				390.2	14.9	374.9	3,071.8	21.4	2,596.9	17.9	0.1	13.4	920.0	18.6	821.2	14,653.9	11,288.5	9,093.0

Total				390.2	14.9	374.9	3,071.8	21.4	2,596.9	17.9	0.1	13.4	920.0	18.6	821.2	14,653.9	11,288.5	9,093.0

Report Time: Thu, 01 Mar 2012 13:19 Working Data Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) Hierarchy: Reserves DB: Legend (2010) : mosaic11 Version: 2010.10.4908

Table 5-B

Legend Energy Canada Ltd.

CASH FLOW TAX POOL

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Selection : Canada

    Effective December 31, 2011                                                   Total Proved Plus Probable Reserves

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2012	94.0	1,394	510.2	40.0	2.9	89.86	3,863	15.0	4,211	1,541.2	394.4	4.7	3.03	1,208	0.0	0.00	295	305
2013	95.0	1,320	481.7	45.9	2.1	90.97	4,370	15.0	3,639	1,328.4	334.3	3.9	3.03	1,023	0.0	0.00	284	291
2014	95.0	1,203	439.1	33.5	1.6	89.64	3,148	15.0	3,274	1,195.1	313.9	3.2	3.08	978	0.0	0.00	242	248
2015	95.0	1,114	406.5	27.8	1.2	88.76	2,573	14.0	3,154	1,151.3	262.6	2.8	3.07	814	0.5	92.22	203	207
2016	95.0	1,038	379.8	24.1	1.0	88.07	2,207	14.0	2,723	996.7	225.5	2.4	3.06	698	0.4	92.22	174	178
2017	95.0	971	354.6	21.2	0.8	87.50	1,931	13.0	2,297	838.5	191.6	0.7	3.05	587	0.3	92.22	150	153
2018	95.0	913	333.1	19.0	0.7	86.99	1,721	11.0	1,808	659.8	151.4	0.7	3.10	471	0.3	92.22	125	127
2019	95.0	860	313.9	17.3	0.6	86.54	1,551	10.0	1,716	626.5	184.1	0.6	3.20	591	0.2	92.22	134	136
2020	94.0	812	297.1	15.9	0.5	86.12	1,413	10.0	1,485	543.5	154.3	0.5	3.19	494	0.2	92.22	116	118
2021	94.0	766	279.8	14.1	0.5	85.41	1,242	9.0	1,261	460.2	121.0	0.5	3.14	382	0.1	92.22	95	97

Sub			3,795.7	258.8	12.1	88.66	24,018			9,341.0	2,333.2	20.0	3.08	7,245	2.0	92.22
Rem			3,621.4	131.4	2.8	80.49	10,802			2,343.7	738.5	1.4	3.31	2,446	0.3	92.22
Total			7,417.1	390.2	14.9	85.95	34,820			11,684.7	3,071.8	21.4	3.13	9,691	2.3	92.22

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2012	660.8	9.7	99.71	66.9	0.0	0.0	0.00	0.0	906.5	0.0	47.79	43.3	548.6	3.8	62.18	34.3	2,116.0	13.5	1,595.5
2013	628.4	8.4	99.96	63.7	0.0	0.0	0.00	0.0	825.4	0.0	47.75	39.4	503.1	2.9	62.86	31.8	1,956.9	11.4	1,475.1
2014	840.7	7.4	100.62	85.3	0.0	0.0	0.00	0.0	1,122.4	0.0	47.83	53.7	676.0	2.2	64.63	43.8	2,639.1	9.5	2,004.7
2015	833.2	6.4	101.57	85.3	236.3	0.0	10.45	2.5	847.9	0.0	48.21	40.9	551.6	1.9	67.15	37.2	2,469.0	8.3	1,838.3
2016	712.8	5.6	101.48	72.9	183.7	0.0	10.45	1.9	729.2	0.0	48.14	35.1	473.1	1.7	66.90	31.8	2,098.8	7.3	1,572.7
2017	550.9	0.0	101.52	55.9	141.9	0.0	10.45	1.5	557.5	0.0	48.15	26.8	367.6	1.5	66.66	24.6	1,618.0	1.5	1,211.9
2018	450.0	0.0	101.47	45.7	110.0	0.0	10.45	1.1	453.1	0.0	48.12	21.8	301.0	1.3	66.39	20.1	1,314.1	1.3	985.5
2019	357.3	0.0	102.02	36.5	85.3	0.0	10.45	0.9	352.5	0.0	48.50	17.1	219.2	1.2	66.30	14.6	1,014.4	1.2	750.9
2020	307.5	0.0	101.95	31.3	66.3	0.0	10.45	0.7	303.0	0.0	48.45	14.7	187.9	1.1	65.99	12.5	864.7	1.1	637.8
2021	181.2	0.0	101.45	18.4	51.2	0.0	10.45	0.5	183.8	0.0	48.32	8.9	117.6	1.0	65.63	7.8	533.8	1.0	407.6

Sub	5,522.7	37.6	101.04	561.8	874.8	0.0	10.45	9.1	6,281.4	0.0	48.03	301.7	3,945.9	18.5	65.20	258.5	16,624.8	56.1	12,479.8
Rem	455.3	0.0	100.35	45.7	113.7	0.0	10.45	1.2	394.7	0.0	47.71	18.8	271.0	2.8	58.83	16.1	1,234.7	2.8	928.2
Total	5,978.0	37.6	100.99	607.5	988.5	0.0	10.45	10.3	6,676.1	0.0	48.01	320.5	4,217.0	21.3	64.79	274.6	17,859.5	58.9	13,408.1

CASH FLOW BTAX

	Company Revenue	Crown Royalty	Freehold Royalty	ORR Royalty	Mineral Tax	Total Royalty Burden	Net Rev After Royalties	Other Income	Sask Corp Cap Tax	Fixed Oper Expense	Variable Operating Expense	Other Expenses	Total Operating Costs	Abandon Cost & Salvage	Net Operating Income	Total Investment	NET Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	%	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	5,216	429.6	48.2	50.8	5.3	10	4,682	0.0	0.0	650.7	401.7	5.0	1,057.4	0.0	3,625	4,435.7	-811	-811	-763
2013	5,528	448.0	43.0	45.9	5.1	10	4,986	0.0	0.0	682.0	383.0	4.7	1,069.8	10.3	3,906	558.0	3,348	2,537	2,928
2014	4,309	333.3	61.5	44.9	10.2	10	3,859	0.0	0.0	680.7	336.3	4.0	1,021.0	31.6	2,806	25.3	2,781	5,318	2,198
2015	3,553	372.8	41.7	38.9	6.9	13	3,093	0.0	0.0	645.0	285.7	3.7	934.4	0.0	2,158	0.0	2,158	7,476	1,546
2016	3,046	282.2	35.0	34.9	5.2	12	2,689	0.0	0.0	645.0	246.4	3.3	894.8	0.0	1,794	0.0	1,794	9,270	1,168
2017	2,626	222.2	25.8	30.8	3.7	11	2,344	0.0	0.0	633.9	211.6	2.5	848.0	21.5	1,474	0.0	1,474	10,744	873
2018	2,280	175.5	20.2	27.1	2.7	10	2,055	0.0	0.0	607.5	180.3	2.3	790.1	46.0	1,219	0.0	1,219	11,963	656
2019	2,211	156.0	12.2	26.4	1.7	9	2,014	0.0	0.0	586.3	209.8	2.1	798.1	0.0	1,216	50.0	1,166	13,129	571
2020	1,966	131.4	9.9	23.7	1.2	8	1,799	0.0	0.0	589.0	176.4	1.9	767.3	18.4	1,014	0.0	1,014	14,143	451
2021	1,659	105.5	8.0	20.7	0.9	8	1,524	0.0	0.0	533.6	140.2	1.7	675.5	44.1	804	0.0	804	14,947	325

Sub	32,394	2,656.5	305.5	344.1	43.1	10	29,045	0.0	0.0	6,253.7	2,571.4	31.3	8,856.4	171.9	20,016	5,069.0	14,947	14,947	9,953
Rem	13,330	653.8	13.3	82.6	1.3	6	12,579	0.0	0.0	5,783.2	1,085.6	4.9	6,873.6	271.2	5,434	50.0	5,384	20,332	1,336
Total	45,724	3,310.3	318.9	426.7	44.4	9	41,624	0.0	0.0	12,036.9	3,656.9	36.2	15,730.0	443.1	25,451	5,119.0	20,332	20,332	11,289

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	5.4
RLI (Principal Product)	8.4
Reserves Life	30.0
RLI (BOE)	8.4

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	7,417	390	405	375
Gas (MMcf)	11,685	3,072	3,093	2,597
Gas (Mboe)	1,947	512	516	433
*NGL (bbl)	64,531	11,881	11,903	9,174
Cond (bbl)	32,361	5,978	6,016	4,234

Total (boe)	9,461,420	919,985	938,556	821,151
*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	M$	M$	M$	$/BOE
0	25,451	5,119.0	20,332	21.66
5	19,554	4,899.6	14,654	15.61
8	17,235	4,783.7	12,451	13.27
10	16,000	4,711.5	11,289	12.03
15	13,639	4,546.0	9,093	9.69
20	11,955	4,397.9	7,558	8.05

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	16,749.01	16,749.01
Cost Of Reserves	$/BOE	5.45	5.45
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX		ATAX
		Unrisked	Risked	Unrisked	Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		2.2	2.2	2.1	1.6
NPV/Disc Invest		2.4	2.4	2.3	1.8
NPV/DIS Cap Exposure		8.2	8.2	7.8	6.0
NPV/BOEPD	(M$/boepd)	36.9	36.9	34.8	27.1

FIRST 12 MONTHS AVG.

PERFORMANCE (undisc)

		WI		Co. Share
		Unrisked	Risked	Unrisked	Risked
Prod (3 Mo Ave)	(BOEPD)	240.64	240.64	251.11	251.11
Prod (12 Mo Ave)	(BOEPD)	295.38	295.38	305.63	305.63
Price	($/BOE)	45.63	45.63	46.73	46.73
Royalties	($/BOE)	4.95	4.95	4.78	4.78
Operating Costs	($/BOE)	9.80	9.80	9.47	9.47
NetBack	($/BOE)	33.60	33.60	32.47	32.47
Recycle Ratio	(ratio)	6.04	6.04	5.95	5.95

Report Time: Thu, 01 Mar 2012 13:18 Working Data

Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) - uses Forecast (Price

Deck: Dec 31, 2011 Constant (SEC Compliant))

Hierarchy: Reserves

Table 5-B

Legend Energy Canada Ltd.

CASH FLOW TAX POOL

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Selection : Canada

    Effective December 31, 2011                                                  Total Proved Plus Probable Reserves

CASH FLOW ATAX

	Income Before Tax Loss	Tax Loss Generated	Tax Loss Claim	Federal Taxable Income	Basic Federal Tax	Federal M&P Tax Credit	Federal Surtax	Invest Tax Credit	Federal Income Tax	Attributed Royalty Income	Provincial Taxable Income	Basic Provincial Tax	Provincial M&P Tax Credit	Provincial Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	200.8	0.0	0.0	200.8	30.1	0.0	0.0	0.0	30.1	0.0	200.8	20.1	0.0	20.1	50.2	-811	-861	-861	-811
2013	1,027.9	0.0	0.0	1,027.9	154.2	0.0	0.0	0.0	154.2	0.0	1,027.9	102.8	0.0	102.8	257.0	3,348	3,091	2,230	2,706
2014	489.2	0.0	0.0	489.2	73.4	0.0	0.0	0.0	73.4	0.0	489.2	48.9	0.0	48.9	122.3	2,781	2,659	4,889	2,102
2015	284.3	0.0	0.0	284.3	42.6	0.0	0.0	0.0	42.6	0.0	284.3	28.4	0.0	28.4	71.1	2,158	2,087	6,976	1,495
2016	261.7	0.0	0.0	261.7	39.3	0.0	0.0	0.0	39.3	0.0	261.7	26.2	0.0	26.2	65.4	1,794	1,728	8,704	1,126
2017	205.9	0.0	0.0	205.9	30.9	0.0	0.0	0.0	30.9	0.0	205.9	20.6	0.0	20.6	51.5	1,474	1,423	10,127	842
2018	157.2	0.0	0.0	157.2	23.6	0.0	0.0	0.0	23.6	0.0	157.2	15.7	0.0	15.7	39.3	1,219	1,180	11,306	635
2019	303.2	0.0	0.0	303.2	45.5	0.0	0.0	0.0	45.5	0.0	303.2	30.3	0.0	30.3	75.8	1,166	1,091	12,397	534
2020	236.2	0.0	0.0	236.2	35.4	0.0	0.0	0.0	35.4	0.0	236.2	23.6	0.0	23.6	59.0	1,014	955	13,351	425
2021	136.4	0.0	0.0	136.4	20.5	0.0	0.0	0.0	20.5	0.0	136.4	13.6	0.0	13.6	34.1	804	770	14,122	311

Sub	3,302.9	0.0	0.0	3,302.9	495.4	0.0	0.0	0.0	495.4	0.0	3,302.9	330.3	0.0	330.3	825.7	14,947	14,122	14,122	9,365
Rem	270.1	810.3	0.0	1,080.4	162.1	0.0	0.0	0.0	162.1	0.0	1,080.4	108.0	0.0	108.0	270.1	5,384	5,114	19,236	1,259
Total	3,573.0	810.3	0.0	4,383.3	657.5	0.0	0.0	0.0	657.5	0.0	4,383.3	438.3	0.0	438.3	1,095.8	20,332	19,236	19,236	10,623

TAXABLE INCOME

	Resource Revenue	Resource Royalty	Plus Non- Deduct Royalty	Resource Allowance	Resource Operating Cost	Resource CCA	Resource Overhead	Net Production Royalty	Net Resource Royalty Income	Net Other Resource Income	COGPE	CDE	CEE	Depletion Allowance	Resource Taxable Income
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	4,922	434.9	0.0	0.0	1,052.4	769.3	0.0	0.0	189.6	0.0	1,384.7	1,270.0	0.0	0.0	200.8
2013	5,314	453.2	0.0	0.0	1,075.3	621.6	0.0	0.0	119.9	0.0	1,246.2	1,009.9	0.0	0.0	1,027.9
2014	4,149	343.5	0.0	0.0	1,048.6	488.7	0.0	0.0	49.8	0.0	1,121.6	707.0	0.0	0.0	489.2
2015	3,429	379.7	0.0	0.0	930.7	369.7	0.0	0.0	39.3	0.0	1,009.4	494.9	0.0	0.0	284.3
2016	2,945	287.4	0.0	0.0	891.5	277.3	0.0	0.0	27.6	0.0	908.5	346.4	0.0	0.0	261.7
2017	2,544	225.9	0.0	0.0	867.0	208.0	0.0	0.0	23.2	0.0	817.7	242.5	0.0	0.0	205.9
2018	2,209	178.2	0.0	0.0	833.7	156.0	0.0	0.0	22.2	0.0	735.9	169.7	0.0	0.0	157.2
2019	2,148	157.7	0.0	0.0	796.0	117.0	0.0	0.0	21.8	0.0	662.3	133.8	0.0	0.0	303.2
2020	1,912	132.6	0.0	0.0	783.8	87.7	0.0	0.0	18.3	0.0	596.1	93.7	0.0	0.0	236.2
2021	1,612	106.5	0.0	0.0	717.9	65.8	0.0	0.0	16.6	0.0	536.5	65.6	0.0	0.0	136.4

Sub	31,185	2,699.6	0.0	0.0	8,997.0	3,161.1	0.0	0.0	528.3	0.0	9,018.8	4,533.5	0.0	0.0	3,302.9
Rem	13,058	655.1	0.0	0.0	7,139.9	197.4	0.0	0.0	171.3	0.0	4,763.9	203.0	0.0	0.0	270.1
Total	44,243	3,354.7	0.0	0.0	16,136.9	3,358.5	0.0	0.0	699.6	0.0	13,782.8	4,736.5	0.0	0.0	3,573.0

TAX LOSS POOL

	Net Processing Income	Class 41 CCA	Processing Overhead	M&P Taxable Income	Other Business Income	Class 1 CCA	Class 2 CCA	Non Resource Overhead	Other Taxable Income	Overhead to CEE	Overhead to CDE	COGPE Pool	CDE Pool	CEE Pool	Depletion Pool	Acri Pool	Tax Loss Pool
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	0.0	25.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,462.3	2,963.4	0.0	0.0	0.0	0.0
2013	0.0	63.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,216.1	2,356.5	0.0	0.0	0.0	0.0
2014	0.0	70.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	10,094.5	1,649.6	0.0	0.0	0.0	0.0
2015	0.0	55.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,085.0	1,154.7	0.0	0.0	0.0	0.0
2016	0.0	41.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8,176.5	808.3	0.0	0.0	0.0	0.0
2017	0.0	31.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7,358.9	565.8	0.0	0.0	0.0	0.0
2018	0.0	23.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6,623.0	396.1	0.0	0.0	0.0	0.0
2019	0.0	17.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,960.7	312.2	0.0	0.0	0.0	0.0
2020	0.0	13.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,364.6	218.6	0.0	0.0	0.0	0.0
2021	0.0	9.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,828.2	153.0	0.0	0.0	0.0	0.0

Sub	0.0	352.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,828.2	153.0	0.0	0.0	0.0	0.0
Rem	0.0	29.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64.2	0.0	0.0	0.0	0.0	810.3
Total	0.0	382.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64.2	0.0	0.0	0.0	0.0	810.3

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	24,355	5,119.0	19,236	20.50
5	18,723	4,899.6	13,823	14.73
8	16,512	4,783.7	11,728	12.50
10	15,335	4,711.5	10,623	11.32
15	13,084	4,546.0	8,538	9.10
20	11,478	4,397.9	7,081	7.54

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,976.00
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	13,847.00
CDE Pool	0.00
CEE Pool	0.00
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	0.00

Report Time: Thu, 01 Mar 2012 13:18 Working Data

Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) - uses Forecast (Price Deck: Dec 31, 2011 Constant (SEC Compliant))

Hierarchy: Reserves

Table 6-A

Legend Energy Canada Ltd.

DETAILED RESERVES AND PRESENT VALUE

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Canada

Effective December 31, 2011				Proved Plus Probable Plus Possible
		Avg		Oil			Sales Gas			NGL			BOE			Present Value

Location	Formation	Int	Category	WI	RI	Net	WI	RI	Net	WI	RI	Net	WI	RI	Net	5%	10%	15%
		%		Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$	M$	M$

Canada

Alberta

Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	P+P	0.0	0.0	0.0	347.7	0.0	321.5	0.0	0.0	0.0	57.9	0.0	53.6	470.1	433.9	403.2
00/02-11-082-24W5/4	MIDDLE FALHER	100.00	P+P	0.0	0.0	0.0	210.3	0.0	196.7	0.0	0.0	0.0	35.1	0.0	32.8	175.0	117.5	80.5
00/02-11-082-24W5/5	PADDY	100.00	Probable	0.0	0.0	0.0	415.6	0.0	362.8	0.0	0.0	0.0	69.3	0.0	60.5	307.3	162.5	88.6

Berwyn				0.0	0.0	0.0	973.6	0.0	881.0	0.0	0.0	0.0	162.3	0.0	146.8	952.4	714.0	572.3

Joarcam
00/13-10-047-20W4/0	Viking	40.00	P+P	10.0	0.0	8.7	0.0	0.0	0.0	0.0	0.0	0.0	10.0	0.0	8.7	139.4	114.4	96.8

Joarcam				10.0	0.0	8.7	0.0	0.0	0.0	0.0	0.0	0.0	10.0	0.0	8.7	139.4	114.4	96.8

Joffre
00/09-30-039-26W4/2	Ellerslie	3.19	P+P	0.0	0.0	0.0	0.0	10.7	10.7	0.0	0.0	0.0	0.0	1.8	1.8	12.9	11.3	10.1

Joffre				0.0	0.0	0.0	0.0	10.7	10.7	0.0	0.0	0.0	0.0	1.8	1.8	12.9	11.3	10.1
Lea Park
02/02-32-054-03W4/0	MCLAREN	25.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
02/02-32-054-03W4/2	GRAND RAPIDS	25.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Lea Park				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Little Bow
00/15-25-014-21W4/0	BOW ISLAND	50.00	P+P	0.0	0.0	0.0	32.5	0.0	26.7	0.0	0.0	0.0	5.4	0.0	4.5	1.4	1.9	2.3
00/07-36-014-21W4/2	BOW ISLAND	50.00	PDNP	0.0	0.0	0.0	14.5	0.0	11.9	0.0	0.0	0.0	2.4	0.0	2.0	-1.2	-0.9	-0.7

Little Bow				0.0	0.0	0.0	47.0	0.0	38.6	0.0	0.0	0.0	7.8	0.0	6.4	0.2	1.0	1.6

Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	P+P	0.0	0.0	0.0	544.9	0.0	492.7	0.6	0.0	0.4	91.5	0.0	82.5	647.5	526.3	441.2
00/16-30-038-02W5/0	ELLERSLIE	62.78	P+P	0.0	0.0	0.0	60.2	0.0	56.6	2.9	0.0	1.9	13.0	0.0	11.4	80.8	74.6	69.0
00/02-25-038-03W5/2	OSTRACOD	46.50	P+P	0.0	0.0	0.0	18.6	0.0	14.4	1.7	0.0	1.3	4.8	0.0	3.7	27.8	27.2	26.4
02/02-25-038-03W5/2	MANNVILLE	72.83	P+P	0.0	0.0	0.0	29.3	0.0	22.7	1.9	0.0	1.4	6.8	0.0	5.2	42.7	42.5	42.1
XX/02-25-038-03W5/0	Belly River	62.00	Probable	0.0	0.0	0.0	240.6	0.0	186.0	6.3	0.0	4.9	46.4	0.0	35.9	6.4	-52.8	-91.0
02/06-21-039-01W5/2	COLONY	75.00	P+P	0.0	0.0	0.0	78.4	0.0	64.5	1.2	0.0	1.0	14.3	0.0	11.8	55.4	52.8	50.2

Medicine River				0.0	0.0	0.0	971.9	0.0	836.8	14.7	0.0	10.9	176.7	0.0	150.4	860.7	670.5	537.9
Rainbow
00/15-28-108-09W6/2	SLAVE POINT	3.75	Probable	0.0	0.0	0.0	19.9	0.0	16.5	2.3	0.0	1.7	5.6	0.0	4.5	53.1	38.9	29.0

Rainbow				0.0	0.0	0.0	19.9	0.0	16.5	2.3	0.0	1.7	5.6	0.0	4.5	53.1	38.9	29.0

Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	P+P	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	11.6	10.0	8.8
00/02-11-087-09W5/2	GRANITE WASH	3.64	P+P	0.0	3.1	3.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.1	3.1	259.7	234.2	214.4
00/03-11-087-09W5/0	GRANITE WASH	2.55	P+P	0.0	2.4	2.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.4	2.4	163.7	129.3	107.4
00/07-11-087-09W5/0	GRANITE WASH	3.18	P+P	0.0	3.6	3.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.6	3.6	276.5	235.6	206.9
00/08-11-087-09W5/0	GRANITE WASH	2.75	P+P	0.0	3.8	3.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.8	3.8	252.7	198.5	165.2
00/09-11-087-09W5/0	GRANITE WASH	2.51	P+P	0.0	1.8	1.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.8	1.8	127.5	103.1	86.7

Red Earth				0.0	14.8	14.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	14.8	14.8	1,091.7	910.7	789.3

Swan Hills
00/16-36-064-10W5/2	Beaverhill Lake	100.00	P+P+Pos	34.8	0.0	30.5	0.0	0.0	0.0	0.0	0.0	0.0	34.8	0.0	30.5	1,647.9	1,309.1	1,081.5

XX/16-36-064-10W5/0	Beaverhill Lake	100.00	P+P+Pos	98.9	0.0	91.1	0.0	0.0	0.0	0.0	0.0	0.0	98.9	0.0	91.1	2,590.5	1,903.5	1,427.2
XX/14-15-065-11W5/0	Swan Hills	95.00	Possible	86.5	0.0	66.4	0.0	0.0	0.0	0.0	0.0	0.0	86.5	0.0	66.4	3,566.5	3,050.1	2,639.6

Report Time: Thu, 01 Mar 2012 13:19 Working Data Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) Hierarchy: Reserves DB: Legend (2010) : mosaic11 Version: 2010.10.4908

Table 6-A

Legend Energy Canada Ltd.

DETAILED RESERVES AND PRESENT VALUE

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Canada

Effective December 31, 2011				Proved Plus Probable Plus Possible
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Swan Hills				220.2	0.0	188.0	0.0	0.0	0.0	0.0	0.0	0.0	220.2	0.0	188.0	7,804.9	6,262.7	5,148.3

Virginia Hills
XX/01-25-065-14W5/0	SWAN HILLS	90.00	Possible	51.0	0.0	36.9	0.0	0.0	0.0	0.0	0.0	0.0	51.0	0.0	36.9	2,222.0	1,872.4	1,600.9
XX/01-25-065-14W5/2	NISKU	36.00	Possible	38.0	0.0	29.3	0.0	0.0	0.0	0.0	0.0	0.0	38.0	0.0	29.3	1,762.0	1,498.9	1,294.4

Virginia Hills				89.0	0.0	66.2	0.0	0.0	0.0	0.0	0.0	0.0	89.0	0.0	66.2	3,984.0	3,371.3	2,895.3

Wildmere
Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	P+P	181.7	0.0	166.8	53.9	0.0	50.6	0.0	0.0	0.0	190.7	0.0	175.2	4,132.9	3,012.3	2,370.0

Wildmere				181.7	0.0	166.8	53.9	0.0	50.6	0.0	0.0	0.0	190.7	0.0	175.2	4,132.9	3,012.3	2,370.0

Alberta				500.9	14.8	444.4	2,066.3	10.7	1,834.2	17.0	0.0	12.7	862.3	16.6	762.8	19,032.2	15,107.0	12,450.5

British Columbia

Boundary Lake
00/14-07-084-13W6/0	BOUNDARY LAKE	1.22	P+P	0.5	0.0	0.4	0.0	0.0	0.0	0.0	0.0	0.0	0.5	0.0	0.4	28.5	24.0	20.7
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	P+P	4.6	0.0	4.4	3.5	0.0	3.0	0.4	0.0	0.3	5.6	0.0	5.2	205.9	162.7	134.4
00/06-07-084-14W6/0	BOUNDARY LAKE	13.29	P+P	1.9	0.0	1.8	0.0	0.0	0.0	0.0	0.0	0.0	1.9	0.0	1.8	78.2	69.8	63.0
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	P+P	4.9	0.0	4.6	1.6	0.0	1.3	0.2	0.0	0.1	5.3	0.0	4.9	218.9	167.6	135.9
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	P+P	1.2	0.0	1.2	0.6	0.0	0.5	0.1	0.0	0.0	1.4	0.0	1.3	60.9	51.3	44.2

Boundary Lake				13.2	0.0	12.4	5.7	0.0	4.9	0.6	0.0	0.5	14.7	0.0	13.6	592.4	475.4	398.2

Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	P+P	0.0	0.0	0.0	608.4	0.0	457.6	0.0	0.0	0.0	101.4	0.0	76.3	502.3	434.6	383.2
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	P+P	0.0	0.0	0.0	128.5	0.0	96.6	0.0	0.0	0.0	21.4	0.0	16.1	54.4	51.2	48.4
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	P+P	0.0	0.0	0.0	165.6	0.0	124.6	0.0	0.0	0.0	27.6	0.0	20.8	118.8	104.9	93.9

Clarke Lake				0.0	0.0	0.0	902.4	0.0	678.8	0.0	0.0	0.0	150.4	0.0	113.1	675.5	590.7	525.6

Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	P+P	0.0	0.0	0.0	93.6	0.0	65.1	0.3	0.0	0.2	15.9	0.0	11.1	97.2	83.4	73.0
00/16-08-083-18W6/2	BALDONNEL	7.50	P+P	0.0	0.0	0.0	0.0	10.7	10.7	0.0	0.0	0.0	0.0	1.8	1.8	27.9	25.3	23.2

Fort St John				0.0	0.0	0.0	93.6	10.7	75.9	0.3	0.0	0.2	15.9	1.8	12.9	125.1	108.7	96.2

Inga
XX/08-19-085-23W6/0	INGA SAND	90.00	Possible	32.8	0.0	30.8	0.0	0.0	0.0	0.0	0.0	0.0	32.8	0.0	30.8	1,151.6	918.3	737.3
00/16-19-085-23W6/0	INGA SAND	90.30	P+P	35.2	0.1	34.4	0.0	0.0	0.0	0.0	0.0	0.0	35.2	0.1	34.4	1,368.4	1,058.2	854.7
XX/14-20-085-23W6/0	INGA SAND	90.00	Probable	32.8	0.0	30.8	0.0	0.0	0.0	0.0	0.0	0.0	32.8	0.0	30.8	1,151.6	918.3	737.3

Inga				100.9	0.1	96.0	0.0	0.0	0.0	0.0	0.0	0.0	100.9	0.1	96.0	3,671.6	2,894.7	2,329.4

Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	P+P	0.0	0.0	0.0	3.8	0.0	3.1	0.0	0.0	0.0	0.6	0.0	0.5	2.0	1.9	1.8

Umbach				0.0	0.0	0.0	3.8	0.0	3.1	0.0	0.0	0.0	0.6	0.0	0.5	2.0	1.9	1.8

British Columbia				114.1	0.1	108.4	1,005.5	10.7	762.7	0.9	0.0	0.7	282.5	1.9	236.2	5,066.6	4,071.5	3,351.2

Canada				615.0	14.9	552.8	3,071.8	21.4	2,596.9	17.9	0.1	13.4	1,144.8	18.6	999.0	24,098.8	19,178.5	15,801.7

Total				615.0	14.9	552.8	3,071.8	21.4	2,596.9	17.9	0.1	13.4	1,144.8	18.6	999.0	24,098.8	19,178.5	15,801.7

Report Time: Thu, 01 Mar 2012 13:19 Working Data Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) Hierarchy: Reserves DB: Legend (2010) : mosaic11 Version: 2010.10.4908

Table 6-B

Legend Energy Canada Ltd.

CASH FLOW TAX POOL

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Selection : Canada

    Effective December 31, 2011                                                 Total Proved Plus Probable Plus Possible Reserves

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2012	97.0	1,464	535.7	58.9	2.9	91.58	5,662	15.0	4,211	1,541.2	394.4	4.7	3.03	1,208	0.0	0.00	346	356
2013	99.0	1,541	562.5	104.8	2.1	93.54	10,001	15.0	3,639	1,328.4	334.3	3.9	3.03	1,023	0.0	0.00	445	453
2014	99.0	1,361	496.6	75.3	1.6	92.91	7,145	15.0	3,274	1,195.1	313.9	3.2	3.08	978	0.0	0.00	357	363
2015	99.0	1,226	447.6	57.6	1.2	92.27	5,430	14.0	3,154	1,151.3	262.6	2.8	3.07	814	0.5	92.22	285	289
2016	99.0	1,119	409.4	45.6	1.0	91.59	4,264	14.0	2,723	996.7	225.5	2.4	3.06	698	0.4	92.22	233	237
2017	99.0	1,030	375.8	36.7	0.8	90.87	3,411	13.0	2,297	838.5	191.6	0.7	3.05	587	0.3	92.22	192	195
2018	99.0	955	348.5	30.3	0.7	90.14	2,796	11.0	1,808	659.8	151.4	0.7	3.10	471	0.3	92.22	156	158
2019	99.0	891	325.1	25.5	0.6	89.42	2,337	10.0	1,716	626.5	184.1	0.6	3.20	591	0.2	92.22	157	159
2020	98.0	834	305.3	21.9	0.5	88.71	1,993	10.0	1,485	543.5	154.3	0.5	3.19	494	0.2	92.22	133	134
2021	98.0	781	285.0	17.8	0.5	87.50	1,599	9.0	1,261	460.2	121.0	0.5	3.14	382	0.1	92.22	105	107

Sub			4,091.6	474.4	12.1	91.76	44,638			9,341.0	2,333.2	20.0	3.08	7,245	2.0	92.22
Rem			3,631.6	140.6	2.8	81.45	11,683			2,343.7	738.5	1.4	3.31	2,446	0.3	92.22
Total			7,723.3	615.0	14.9	89.41	56,321			11,684.7	3,071.8	21.4	3.13	9,691	2.3	92.22

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2012	660.8	9.7	99.71	66.9	0.0	0.0	0.00	0.0	906.5	0.0	47.79	43.3	548.6	3.8	62.18	34.3	2,116.0	13.5	1,595.5
2013	628.4	8.4	99.96	63.7	0.0	0.0	0.00	0.0	825.4	0.0	47.75	39.4	503.1	2.9	62.86	31.8	1,956.9	11.4	1,475.1
2014	840.7	7.4	100.62	85.3	0.0	0.0	0.00	0.0	1,122.4	0.0	47.83	53.7	676.0	2.2	64.63	43.8	2,639.1	9.5	2,004.7
2015	833.2	6.4	101.57	85.3	236.3	0.0	10.45	2.5	847.9	0.0	48.21	40.9	551.6	1.9	67.15	37.2	2,469.0	8.3	1,838.3
2016	712.8	5.6	101.48	72.9	183.7	0.0	10.45	1.9	729.2	0.0	48.14	35.1	473.1	1.7	66.90	31.8	2,098.8	7.3	1,572.7
2017	550.9	0.0	101.52	55.9	141.9	0.0	10.45	1.5	557.5	0.0	48.15	26.8	367.6	1.5	66.66	24.6	1,618.0	1.5	1,211.9
2018	450.0	0.0	101.47	45.7	110.0	0.0	10.45	1.1	453.1	0.0	48.12	21.8	301.0	1.3	66.39	20.1	1,314.1	1.3	985.5
2019	357.3	0.0	102.02	36.5	85.3	0.0	10.45	0.9	352.5	0.0	48.50	17.1	219.2	1.2	66.30	14.6	1,014.4	1.2	750.9
2020	307.5	0.0	101.95	31.3	66.3	0.0	10.45	0.7	303.0	0.0	48.45	14.7	187.9	1.1	65.99	12.5	864.7	1.1	637.8
2021	181.2	0.0	101.45	18.4	51.2	0.0	10.45	0.5	183.8	0.0	48.32	8.9	117.6	1.0	65.63	7.8	533.8	1.0	407.6

Sub	5,522.7	37.6	101.04	561.8	874.8	0.0	10.45	9.1	6,281.4	0.0	48.03	301.7	3,945.9	18.5	65.20	258.5	16,624.8	56.1	12,479.8
Rem	455.3	0.0	100.35	45.7	113.7	0.0	10.45	1.2	394.7	0.0	47.71	18.8	271.0	2.8	58.83	16.1	1,234.7	2.8	928.2
Total	5,978.0	37.6	100.99	607.5	988.5	0.0	10.45	10.3	6,676.1	0.0	48.01	320.5	4,217.0	21.3	64.79	274.6	17,859.5	58.9	13,408.1

CASH FLOW BTAX

	Company Revenue	Crown Royalty	Freehold Royalty	ORR Royalty	Mineral Tax	Total Royalty Burden	Net Rev After Royalties	Other Income	Sask Corp Cap Tax	Fixed Oper Expense	Variable Operating Expense	Other Expenses	Total Operating Costs	Abandon Cost & Salvage	Net Operating Income	Total Investment	NET Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	%	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	7,014	646.2	48.2	85.4	5.3	11	6,229	0.0	0.0	674.2	453.5	5.0	1,132.7	0.0	5,097	7,584.7	-2,488	-2,488	-2,342
2013	11,159	1,463.8	43.0	139.1	5.1	15	9,508	0.0	0.0	825.3	553.1	4.7	1,383.2	10.3	8,114	558.0	7,556	5,068	6,596
2014	8,306	1,555.0	61.5	110.7	10.2	21	6,569	0.0	0.0	824.0	457.5	4.0	1,285.5	31.6	5,252	25.3	5,227	10,295	4,130
2015	6,410	1,124.6	41.7	85.5	6.9	20	5,151	0.0	0.0	788.4	372.6	3.7	1,164.6	0.0	3,987	0.0	3,987	14,281	2,856
2016	5,103	712.7	35.0	68.2	5.2	16	4,282	0.0	0.0	788.4	309.2	3.3	1,100.9	0.0	3,181	0.0	3,181	17,463	2,071
2017	4,107	445.2	25.8	54.6	3.7	13	3,578	0.0	0.0	777.2	256.9	2.5	1,036.7	21.5	2,519	0.0	2,519	19,982	1,491
2018	3,356	287.2	20.2	44.3	2.7	11	3,001	0.0	0.0	750.8	213.3	2.3	966.4	46.0	1,989	0.0	1,989	21,971	1,071
2019	2,997	212.9	12.2	39.0	1.7	9	2,731	0.0	0.0	729.6	234.0	2.1	965.7	0.0	1,765	50.0	1,715	23,686	839
2020	2,546	161.4	9.9	33.0	1.2	8	2,341	0.0	0.0	732.4	194.3	1.9	928.6	18.4	1,394	0.0	1,394	25,080	620
2021	2,016	120.8	8.0	27.1	0.9	8	1,859	0.0	0.0	636.2	150.9	1.7	788.8	115.2	955	0.0	955	26,035	386

Sub	53,015	6,729.9	305.5	687.0	43.1	15	45,249	0.0	0.0	7,526.5	3,195.4	31.3	10,753.2	243.0	34,253	8,218.0	26,035	26,035	17,720
Rem	14,211	695.8	13.3	106.4	1.3	6	13,394	0.0	0.0	6,039.7	1,110.9	4.9	7,155.5	315.3	5,924	50.0	5,874	31,908	1,459
Total	67,226	7,425.7	318.9	793.5	44.4	13	58,643	0.0	0.0	13,566.2	4,306.3	36.2	17,908.7	558.3	40,176	8,268.0	31,908	31,908	19,179

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	4.6
RLI (Principal Product)	8.9
Reserves Life	30.0
RLI (BOE)	8.9

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	7,723	615	630	553
Gas (MMcf)	11,685	3,072	3,093	2,597
Gas (Mboe)	1,947	512	516	433
*NGL (bbl)	64,531	11,881	11,903	9,174
Cond (bbl)	32,361	5,978	6,016	4,234

Total (boe)	9,767,609	1,144,789	1,163,360	999,045

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	M$	M$	M$	$/BOE
0	40,176	8,268.0	31,908	27.43
5	32,037	7,937.9	24,099	20.71
8	28,669	7,759.8	20,910	17.97
10	26,826	7,647.9	19,179	16.49
15	23,190	7,388.4	15,802	13.58
20	20,494	7,153.2	13,341	11.47

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	23,147.65	23,147.65
Cost Of Reserves	$/BOE	7.11	7.11
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX		ATAX
		Unrisked	Risked	Unrisked	Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		2.3	2.3	2.0	1.7
NPV/Disc Invest		2.5	2.5	2.2	1.8
NPV/DIS Cap Exposure		8.9	8.9	7.6	6.5
NPV/BOEPD	(M$/boepd)	53.7	53.7	46.1	39.5

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI		Co. Share
		Unrisked	Risked	Unrisked	Risked
Prod (3 Mo Ave)	(BOEPD)	240.66	240.66	251.13	251.13
Prod (12 Mo Ave)	(BOEPD)	346.94	346.94	357.19	357.19
Price	($/BOE)	53.04	53.04	53.77	53.77
Royalties	($/BOE)	6.20	6.20	6.02	6.02
Operating Costs	($/BOE)	8.94	8.94	8.68	8.68
NetBack	($/BOE)	40.22	40.22	39.07	39.07
Recycle Ratio	(ratio)	5.57	5.57	5.50	5.50

Report Time: Thu, 01 Mar 2012 13:18 Working Data

Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) - uses Forecast (Price Deck:

Dec 31, 2011 Constant (SEC Compliant))

Hierarchy: Reserves

Table 6-B

Legend Energy Canada Ltd.

CASH FLOW TAX POOL

Dec 31, 2011 Constant Prices and Costs (SEC Compliant) (CAD)

Selection : Canada

    Effective December 31, 2011                                                 Total Proved Plus Probable Plus Possible Reserves

CASH FLOW ATAX

	Income Before Tax Loss	Tax Loss Generated	Tax Loss Claim	Federal Taxable Income	Basic Federal Tax	Federal M&P Tax Credit	Federal Surtax	Invest Tax Credit	Federal Income Tax	Attributed Royalty Income	Provincial Taxable Income	Basic Provincial Tax	Provincial M&P Tax Credit	Provincial Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	191.8	0.0	0.0	191.8	28.8	0.0	0.0	0.0	28.8	0.0	191.8	19.2	0.0	19.2	47.9	-2,488	-2,536	-2,536	-2,387
2013	4,740.6	0.0	0.0	4,740.6	711.1	0.0	0.0	0.0	711.1	0.0	4,740.6	474.1	0.0	474.1	1,185.1	7,556	6,371	3,835	5,573
2014	2,586.4	0.0	0.0	2,586.4	388.0	0.0	0.0	0.0	388.0	0.0	2,586.4	258.6	0.0	258.6	646.6	5,227	4,580	8,415	3,623
2015	1,867.9	0.0	0.0	1,867.9	280.2	0.0	0.0	0.0	280.2	0.0	1,867.9	186.8	0.0	186.8	467.0	3,987	3,520	11,935	2,522
2016	1,477.0	0.0	0.0	1,477.0	221.6	0.0	0.0	0.0	221.6	0.0	1,477.0	147.7	0.0	147.7	369.3	3,181	2,812	14,747	1,831
2017	1,130.4	0.0	0.0	1,130.4	169.6	0.0	0.0	0.0	169.6	0.0	1,130.4	113.0	0.0	113.0	282.6	2,519	2,237	16,983	1,324
2018	842.5	0.0	0.0	842.5	126.4	0.0	0.0	0.0	126.4	0.0	842.5	84.3	0.0	84.3	210.6	1,989	1,778	18,762	957
2019	792.6	0.0	0.0	792.6	118.9	0.0	0.0	0.0	118.9	0.0	792.6	79.3	0.0	79.3	198.1	1,715	1,517	20,279	742
2020	574.1	0.0	0.0	574.1	86.1	0.0	0.0	0.0	86.1	0.0	574.1	57.4	0.0	57.4	143.5	1,394	1,250	21,529	556
2021	257.6	0.0	0.0	257.6	38.6	0.0	0.0	0.0	38.6	0.0	257.6	25.8	0.0	25.8	64.4	955	891	22,420	360

Sub	14,460.8	0.0	0.0	14,460.8	2,169.1	0.0	0.0	0.0	2,169.1	0.0	14,460.8	1,446.1	0.0	1,446.1	3,615.2	26,035	22,420	22,420	15,101
Rem	688.8	737.1	15.1	1,410.8	211.6	0.0	0.0	0.0	211.6	0.0	1,410.8	141.1	0.0	141.1	352.7	5,874	5,521	27,941	1,359
Total	15,149.7	737.1	15.1	15,871.6	2,380.7	0.0	0.0	0.0	2,380.7	0.0	15,871.6	1,587.2	0.0	1,587.2	3,967.9	31,908	27,941	27,941	16,460

TAXABLE INCOME

	Resource Revenue	Resource Royalty	Plus Non- Deduct Royalty	Resource Allowance	Resource Operating Cost	Resource CCA	Resource Overhead	Net Production Royalty	Net Resource Royalty Income	Net Other Resource Income	COGPE	CDE	CEE	Depletion Allowance	Resource Taxable Income
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	6,721	651.5	0.0	0.0	1,127.7	782.2	0.0	0.0	155.0	0.0	1,384.7	1,946.1	792.0	0.0	191.8
2013	10,945	1,469.0	0.0	0.0	1,388.7	644.3	0.0	0.0	26.7	0.0	1,246.2	1,483.2	0.0	0.0	4,740.6
2014	8,146	1,565.2	0.0	0.0	1,313.1	505.7	0.0	0.0	-16.0	0.0	1,121.6	1,038.2	0.0	0.0	2,586.4
2015	6,286	1,131.5	0.0	0.0	1,161.0	382.5	0.0	0.0	-7.3	0.0	1,009.4	726.8	0.0	0.0	1,867.9
2016	5,002	718.0	0.0	0.0	1,097.6	286.8	0.0	0.0	-5.7	0.0	908.5	508.7	0.0	0.0	1,477.0
2017	4,025	449.0	0.0	0.0	1,055.7	215.1	0.0	0.0	-0.6	0.0	817.7	356.1	0.0	0.0	1,130.4
2018	3,284	289.9	0.0	0.0	1,010.1	161.4	0.0	0.0	5.0	0.0	735.9	249.3	0.0	0.0	842.5
2019	2,934	214.6	0.0	0.0	963.6	121.0	0.0	0.0	9.3	0.0	662.3	189.5	0.0	0.0	792.6
2020	2,492	162.6	0.0	0.0	945.1	90.8	0.0	0.0	9.0	0.0	596.1	132.6	0.0	0.0	574.1
2021	1,969	121.7	0.0	0.0	902.3	68.1	0.0	0.0	10.1	0.0	536.5	92.9	0.0	0.0	257.6

Sub	51,805	6,773.0	0.0	0.0	10,964.8	3,257.8	0.0	0.0	185.4	0.0	9,018.8	6,723.3	792.0	0.0	14,460.8
Rem	13,939	697.1	0.0	0.0	7,466.0	204.2	0.0	0.0	147.5	0.0	4,763.9	266.7	0.0	0.0	688.8
Total	65,744	7,470.1	0.0	0.0	18,430.8	3,462.0	0.0	0.0	332.9	0.0	13,782.8	6,990.0	792.0	0.0	15,149.7

TAX LOSS POOL

	Net Processing Income	Class 41 CCA	Processing Overhead	M&P Taxable Income	Other Business Income	Class 1 CCA	Class 2 CCA	Non Resource Overhead	Other Taxable Income	Overhead to CEE	Overhead to CDE	COGPE Pool	CDE Pool	CEE Pool	Depletion Pool	Acri Pool	Tax Loss Pool
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2012	0.0	38.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,462.3	4,540.9	0.0	0.0	0.0	0.0
2013	0.0	86.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,216.1	3,460.7	0.0	0.0	0.0	0.0
2014	0.0	87.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	10,094.5	2,422.5	0.0	0.0	0.0	0.0
2015	0.0	68.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,085.0	1,695.8	0.0	0.0	0.0	0.0
2016	0.0	51.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8,176.5	1,187.0	0.0	0.0	0.0	0.0
2017	0.0	38.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7,358.9	830.9	0.0	0.0	0.0	0.0
2018	0.0	28.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6,623.0	581.6	0.0	0.0	0.0	0.0
2019	0.0	21.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,960.7	442.2	0.0	0.0	0.0	0.0
2020	0.0	16.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,364.6	309.5	0.0	0.0	0.0	0.0
2021	0.0	12.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,828.2	216.7	0.0	0.0	0.0	0.0

Sub	0.0	449.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,828.2	216.7	0.0	0.0	0.0	0.0
Rem	0.0	36.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64.2	0.0	0.0	0.0	0.0	722.0
Total	0.0	486.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64.2	0.0	0.0	0.0	0.0	722.0

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	36,209	8,268.0	27,941	24.02
5	28,803	7,937.9	20,866	17.94
8	25,765	7,759.8	18,005	15.48
10	24,108	7,647.9	16,460	14.15
15	20,851	7,388.4	13,463	11.57
20	18,447	7,153.2	11,294	9.71

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,976.00
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	13,847.00
CDE Pool	0.00
CEE Pool	0.00
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	0.00

Report Time: Thu, 01 Mar 2012 13:18 Working Data

Economic Case: Dec 31, 2011 Constant Prices and Costs (SEC Compliant) - uses Forecast (Price Deck:

Dec 31, 2011 Constant (SEC Compliant))

Hierarchy: Reserves

Table 7

Constant Prices

(SEC Compliant)

First Day of the Month	NYMEX WTI	PAR Crude Posting @ Edmonton (Shell)		Hardisty Bow River (Flint Hills)		NGX AB-NIT (AECO)		at Empress		Spot Gas at TEP		at Stn 2 BC
	US $/bbl	Cdn $/m3	Cdn $/stb	Cdn $/m3	Cdn $/stb	$/GJ	Cdn $/Mcf	$/GJ		$/GJ		$/GJ
2011
Jan 1	92.19	551.00	87.56	485.00	77.07	3.6980	3.9016	3.7220	[3]	3.7820	[3]	3.7028	[4]
Feb 1	91.39	614.00	97.57	457.00	72.62	4.2398	4.4732	4.2025		4.2286		3.4498
Mar 1	99.03	540.00	85.81	412.00	65.47	3.5081	3.7012	3.3898		3.6197		3.0149
Apr 1	107.69	631.00	100.27	536.00	85.18	3.7117	3.9161	3.5563		3.7698		2.8656
May 1	113.71	733.00	116.48	564.00	89.63	3.8646	4.0457	6.6936		4.1174		3.5543	[3]
Jun 1	101.55	619.00	98.37	515.00	81.84	3.8678	4.0807	3.7086		4.1150		3.4335
Jul 1	96.80	630.00	100.11	497.00	78.98	3.5183	3.7120	3.6242	[4]	4.0406	[4]	3.2323	[6]
Aug 1	89.30	589.00	93.60	467.00	74.21	3.3286	3.5239	3.0963		3.5786		3.0752	[3]
Sep 1	88.99	593.00	94.23	467.00	74.21	3.6414	3.8140	3.4014		3.5787		3.1044
Oct 1	78.93	487.00	77.39	466.00	74.05	3.2592	3.4352	2.9852		3.3401		2.9063	[4]
Nov 1	90.18	629.00	99.95	650.00	103.29	3.0826	3.2491	2.7354		3.2335		2.6136
Dec 1	99.32	669.00	106.31	563.00	89.47	3.0253	3.1887	2.6379		3.1619		2.9528
AVERAGE	89.48	607.08	96.47	506.58	80.50	3.5621	3.7534	3.6461		3.71383		3.15879

First Day of the Month	Edmonton Condensate (Flint Hills)		Average Monthly	Butane (Various sources)		Propane (Various sources)		Ethane (Calc.)
	Cdn $/m3	Cdn $/stb		Cdn $/m3	Cdn $/stb	Cdn $/m3	Cdn $/stb	Cdn $/stb
2011			2011
Jan 1	584.00	92.80	Jan	454.97	72.30	356.37	56.63	10.86
Feb 1	586.00	93.12	Feb	454.97	72.30	339.06	53.88	12.45
Mar 1	590.00	93.76	Mar	466.30	74.10	337.86	53.69	10.30
Apr 1	744.00	118.23	Apr	507.33	80.62	339.69	53.98	10.90
May 1	771.00	122.52	May	467.43	74.28	340.95	54.18	11.26
Jun 1	675.00	107.26	Jun	447.99	71.19	346.04	54.99	11.36
Jul 1	657.00	104.40	Jul	440.00	69.92	346.99	55.14	10.33
Aug 1	643.00	102.18	Aug	399.53	63.49	347.87	55.28	9.81
Sep 1	628.00	99.80	Sep	389.97	61.97	361.53	57.45	10.61
Oct 1	641.00	101.86	Oct	587.83	93.41	352.28	55.98	9.57
Nov 1	655.00	104.09	Nov	650.03	103.30	339.35	53.93	9.05
Dec 1	811.00	128.88	Dec	652.89	103.75	269.82	42.88	8.88
AVERAGE	665.42	105.74		493.27	78.39	339.82	54.00	10.45

Sources:	A.	NYMEX WTI from the DOB for the first day trading of the month oil (NYMEX Today @ 10:00 AM MST for next month contract
	B.	Crude oil pricing from Natural Resources Canada Summary of PAR Crude Postings at Edmonton (Shell)
	C.	Hardisty Bow River from Flint Hills Resources daily postings
	D.	Gas prices from Canadian Gas Price Reporter Canadian domestic gas price report (Superscript indicates date of posting if not the 1st of the month)
	E.	Condensate price from Flint Hills Resources (Edmonton Condensate).
	F.	Butane and Propane were available as monthly average Shell Poster price (Entegral) thru September, more current prices are Alberta reference prices
	G.	Ethane Price is calculated using NGX AB-NIT (AECO) at 18.459 GJ/m3.